UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number:                 811-06342

Exact name of registrant as specified in charter:   Aberdeen Global Income Fund,
                                                    Inc.

Address of principal executive offices:             800 Scudders Mill Road,
                                                    Plainsboro,
                                                    New Jersey 08536

Name and address of agent for service:              Mr Beverly Hendry,
                                                    300 S.E. 2nd Street,
                                                    Suite #820,
                                                    Fort Lauderdale,
                                                    Florida 33301

Registrant's telephone number, including area code: 212-968-8800

Date of fiscal year end:                            10/31/04

Date of reporting period:                           10/31/04

Item 1 - Reports to Stockholders -

                                                               [LOGO]
                                                         -----------------
                                                              Aberdeen
                                                           Global Income
                                                             Fund, Inc.

                    [GRAPHIC]

Invests primarily in global fixed-income securities

                                                           Annual Report
                                                         October 31, 2004

Letter to Shareholders

                                                               December 20, 2004

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Global Income Fund, Inc. (the "Fund") for the year ended October 31, 2004. The Fund's principal investment objective is to provide high current income by investing primarily in fixed-income securities denominated in Commonwealth Currencies, that is, the currencies of Australia, Canada, New Zealand and the United Kingdom. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Transfer of Listing of the Fund to the Amex from the NYSE

Effective November 4, 2004, the Fund transferred the listing of its shares of common stock to the American Stock Exchange from the New York Stock Exchange. The Fund's shares of common stock now trade on the American Stock Exchange under the symbol "FCO."

New Fund Administrator

Effective November 1, 2004, Aberdeen Asset Management Inc. became the Fund's administrator.

Credit Quality: 82.9% of Securities Rated or Deemed Equivalent to A or Better

The credit quality of the Fund's investments has been maintained. As of October 31, 2004, 82.9% of the portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by Aberdeen Asset Management Asia Limited (the "Investment Manager") to be of equivalent quality.

Distributions

Distributions to common shareholders for the 12 months ended October 31, 2004 totaled 72 cents per share. Based on the share price of $14.02 on October 31, 2004, the distribution rate over the 12 months then ended was 5.1%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On December 20, 2004 the Board of Directors declared a monthly distribution of 6 cents per share, payable on January 14, 2005 to all shareholders of record as of December 31, 2004.

The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in-capital. It is the Board's intention that the monthly distribution of 6 cents per share be maintained for 12 months, beginning with the July 2004 distribution payment. This policy is subject to


                                             Aberdeen Global Income Fund, Inc. 1
regular review at the Board's quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in March 2005.

Net Asset Value Performance

The Fund's total return based on Net Asset Value ("NAV") was 16.6% over the twelve months ended October 31, 2004 and 8.6% per annum since inception, assuming the reinvestment of distributions.

Share Price Performance

The Fund's share price rose by 2.9% over the year, from $13.62 on October 31, 2003 to $14.02 on October 31, 2004. The Fund's share price on October 31, 2004 represented a premium of 2.2% to the NAV per share of $13.72 on that date, compared with a premium of 9.6% to the NAV per share of $12.43 on October 31, 2003. At the date of this letter, the share price was $14.99, representing a premium of 3.2% to the NAV per share of $14.53.

Global Debt Securities: 14.8% of Total Assets Invested in Global Debt Securities

The Fund may invest up to 35% of its total assets in Global Debt Securities. The term "Global Debt Securities" includes securities of issuers located in, or securities denominated in the currency of, countries other than Australia, Canada, New Zealand or the United Kingdom. As of October 31, 2004, 14.8% of the Fund's total assets were held in Global Debt Securities, consisting of 1.1% in Asian debt securities, 1.3% in Eastern Europe, 6.6% in Latin America, 0.8% in South Africa and 5.0% in Western Europe.

Limitations on Investments in Investment Company Securities

In March 2004, the Board of directors approved the modification of the Fund's investment policies to provide that the Fund may invest in securities issued by investment companies registered as such under the Investment Company Act of 1940 ("1940 Act") and unregistered, private funds (each, an "acquired company"), subject to the following limitations (which are to be applied immediately after the acquisition of such securities).

The Fund may not acquire securities issued by an acquired company:

(i) if the value of such securities exceeds 3% of the total outstanding voting stock of the acquired company;

(ii) if the aggregate value of such securities would exceed 5% of the value of the total assets of the Fund; or


2 Aberdeen Global Income Fund, Inc.

Letter to Shareholders (concluded)

(iii) if the aggregate value of such securities, together with all other acquired company sec-urities in the Fund's portfolio, would exceed 10% of the value of the total assets of the Fund.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's schedule of portfolio holdings are part of the Fund's quarterly reports to shareholders, which are available on the Fund's website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2004, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233; and (ii) on the SEC's website at http://www.sec.gov.

For information about the Fund, including a market review and outlook, weekly updates of share price, NAV, and details of recent distributions, contact Aberdeen Asset Management Inc. by:

o calling toll free on 1-866-839-5233 or 1-954-767-9900 in the United States,

o emailing to InvestorRelations@aberdeen-asset.com, or

o visiting the website at www.aberdeen-asset.us.

For information about the Aberdeen group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,


/s/ Martin J. Gilbert

Martin J. Gilbert
Chairman and President

             All amounts are U.S. dollars unless otherwise stated.


                                             Aberdeen Global Income Fund, Inc. 3

--------------------------------------------------------------------------------

Your Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in-capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders. This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2004 were comprised entirely of net investment income.

In January 2005, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2004 calendar year.

--------------------------------------------------------------------------------


4 Aberdeen Global Income Fund, Inc.

Automatic Dividend Reinvestment and Cash Purchase Plan

Common shareholders are automatically enrolled in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates, unless an election is made to receive distributions in cash. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100, with a maximum of $10,000 per month, with an aggregate annual limit of $120,000. Under this arrangement, the Plan Agent will purchase shares for you on the American Stock Exchange or otherwise on the open market on or before the 15th day of each month. The Bank of New York became the Plan Agent, replacing EquiServe Trust Company, N.A. as the Plan Agent. As a result of this transfer of services, certain fees associated with the Plan may have changed. Fees payable by Plan participants are more fully described under the heading "Automatic Dividend Reinvestment and Cash Purchase Plan (unaudited)" following the notes to the financial statements included in this report.

As a participant in the Plan you will have the convenience of:

Automatic reinvestment -- the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs -- shares purchased on your behalf under the Plan will be at reduced brokerage rates. Brokerage on share purchases is currently 2 cents per share.

Convenience -- the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, please contact the Plan Agent, The Bank of New York, Shareholder Relations Department, P.O. Box 11258, Church Street Station, New York, NY 10286 or call toll free on 1-800-432-8224.


                                             Aberdeen Global Income Fund, Inc. 5

Report of the Investment Manager

Share Price Performance

On October 31, 2004, the Fund's share price was $14.02, which represented a premium of 2.2% to the NAV per share of $13.72. As of December 20, 2004, the share price was $14.99, representing a premium of 3.2% to the NAV per share of $14.53.

Auction Market Preferred Stock (AMPS)

The Fund's $30 million of AMPS continued to be well bid at the weekly auctions. The average interest rate paid was 1.923% over the quarter ended October 31, 2004, compared with 1.658% for 30-day U.S. commercial paper over the same period. These rates were slightly higher than for the preceding quarter. The key driver of the increase in the AMPS interest rates since the quarter ended July 31, 2004 was a general rise in market interest rates in response to the U.S. Federal Reserve's three tightenings of monetary policy on August 10, 2004, September 21, 2004 and November 10, 2004, by a cumulative 0.75%. The rates paid to preferred shareholders have increased further since October 31, 2004 to a level of 2.30% as of December 20, 2004.

Over the past year, the impact of the AMPS on the net asset value attributable to common shareholders has been positive, as the key currencies of the Fund -- the Australian dollar, British pound, New Zealand dollar and Canadian dollar -- while no longer at the highs reached earlier in 2004, still strengthened overall against the U.S. dollar.

Despite the fact that U.S. short-term interest rates rose by 0.75% since the quarter ended July 31, 2004, the Fund's ability to lock in fixed rates for 80% of the outstanding AMPS pursuant to the interest swap agreement referred to on the following page, has meant that the differential between the AMPS funding rates and the yields at which the Fund invests remains positive.


6 Aberdeen Global Income Fund, Inc.

As previously reported to shareholders, the Fund entered into an interest rate swap agreement, based on an aggregate notional amount of $24,000,000, which represents 80% of the total AMPS outstanding. Under the terms of the agreement, the Fund receives a floating rate of interest (one month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

      ================================================
      Remaining            Amount          Fixed Rate
         Term         (in $ million)       Payable (%)
      ------------------------------------------------
       4 years              7.2                3.54
       3 years              7.2                3.16
       2 years              4.8                2.69
       1 year               4.8              2.1025
      ------------------------------------------------

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's interest rate risk with respect to the AMPS. The implementation of this strategy is at the discretion of the AMPS Pricing Committee of the Board of Directors.


                                             Aberdeen Global Income Fund, Inc. 7

Portfolio Composition

Geographic Composition

The table below shows the geographic composition of the Fund's total investments as of October 31, 2004, compared with the previous quarter and twelve months:

                 TABLE 1: ABERDEEN GLOBAL INCOME FUND, INC. --
                          GEOGRAPHIC ASSET ALLOCATION

================================================================================
                            October 31, 2004   July 31, 2004    October 31, 2003
                                    %                 %                 %
--------------------------------------------------------------------------------
Australia                         23.9              23.2              24.5
Canada                            18.9              18.0              17.1
New Zealand                       13.5              13.9              12.1
United Kingdom                    24.8              27.8              27.9
United States*                     4.1               3.1               4.5
Asia                               1.1               1.1               3.3
Eastern Europe                     1.3               2.3               1.7
Latin America                      6.6               5.7               4.3
South Africa                       0.8                --                --
Western Europe                     5.0               4.9               4.6
--------------------------------------------------------------------------------
Total Portfolio                  100.0             100.0             100.0
================================================================================

* It is the policy of the Investment Manager to maintain a portion of the Fund's investments in U.S. short-term securities to cover distributions and expenses.

                             Geographic Composition

A bar graph depicts the geographic composition of the Fund's total investments as of October 31, 2004, compared with the previous quarter and twelve months:

                                   31-Oct-04         31-Jul-04         31-Oct-03
Australia                               23.9              23.2              24.5
Canada                                  18.9                18              17.1
New Zealand                             13.5              13.9              12.1
United Kingdom                          24.8              27.8              27.9
United States                            4.1               3.1               4.5
Asia                                     1.1               1.1               3.3
Eastern Europe                           1.3               2.3               1.7
Latin America                            6.6               5.7               4.3
South Africa                             0.8                --                --
Western Europe                             5               4.9               4.6


8 Aberdeen Global Income Fund, Inc.

Currency Composition

The table below shows the currency composition of the Fund's total investments as of October 31, 2004, compared with the previous quarter and twelve months:

                 TABLE 2: ABERDEEN GLOBAL INCOME FUND, INC. --
                              CURRENCY ALLOCATION

================================================================================
                           October  31, 2004   July 31, 2004    October 31, 2003
                                    %                 %                 %
--------------------------------------------------------------------------------
Australian Dollar                 23.7              23.0              24.4
Canadian Dollar                   18.1              16.8              16.8
New Zealand Dollar                16.1              16.9              15.0
British Pound                     23.9              27.8              26.8
United States Dollar*             13.2              13.1              12.9
Asian Currencies                    --                --               1.7
Latin American Currencies          0.9                --                --
South African Rand                 0.8                --                --
Western European Currencies        3.3               2.4               2.4
--------------------------------------------------------------------------------
Total Portfolio                  100.0             100.0             100.0
================================================================================

*     Includes Yankee bond investments.

Maturity Composition

As of October 31, 2004, the average maturity of the Fund's assets was 8.7 years, compared with 7.2 years on October 31, 2003. The table below shows the maturity composition of the Fund's investments as of October 31, 2004:

                 TABLE 3: ABERDEEN GLOBAL INCOME FUND, INC. --
                               MATURITY ANALYSIS

=====================================================================================
                    Less than 1 year   1 to 5 years    5 to 10 years    Over 10 years
                            %                %                %                %
-------------------------------------------------------------------------------------
Australia                  2.3             47.4             43.3              7.0
Canada                    10.7             27.6             35.2             26.5
New Zealand               24.7             43.9             21.0             10.4
United Kingdom              --             39.9             16.1             44.0
United States             45.0             18.1             36.9               --
Asia                        --               --             96.9              3.1
Eastern Europe              --             51.3             48.7               --
Latin America               --               --             27.1             72.9
South Africa                --               --               --            100.0
Western Europe              --             26.8             73.2               --
-------------------------------------------------------------------------------------
Total Portfolio            7.9             35.2             31.4             25.5
=====================================================================================


                                             Aberdeen Global Income Fund, Inc. 9

Sectoral Composition

The table below shows the sectoral composition of the Fund's total investments as of October 31, 2004:

                 TABLE 4: ABERDEEN GLOBAL INCOME FUND, INC. --
                              SECTORAL COMPOSITION

======================================================================================================
                          Sovereign       Provincial/       Utilities/
                            Gov't.           State        Supranational     Corporate         Cash or
                            Bonds            Bonds            Bonds           Bonds         Equivalent
                              %                %                %               %                %
------------------------------------------------------------------------------------------------------
Australia                    3.9             12.6              1.8             3.1              2.4
Canada                       7.7              9.1              0.6              --              1.5
New Zealand                  3.3               --              2.9             6.9              0.5
United Kingdom              17.5               --              1.9             2.8              2.7
United States                1.4               --               --             1.7              1.1
Asia                          --               --               --             1.0               --
Eastern Europe               1.3               --               --              --               --
Latin America                6.6               --               --              --               --
South Africa                 0.8               --               --              --               --
Western Europe                --               --               --             4.9               --
------------------------------------------------------------------------------------------------------
Total Portfolio             42.5             21.7              7.2            20.4              8.2
======================================================================================================

                              Sectoral Composition

A bar graph depicts the sectoral composition of the Fund's total investments as of October 31, 2004:

                        Sovereign    Provincial/         Utilities/
                           Gov't.          State      Supranational        Corporate           Cash or
                            Bonds          Bonds              Bonds            Bonds        Equivalent
Australia                     3.9           12.6                1.8              3.1               2.4
Canada                        7.7            9.1                0.6               --               1.5
New Zealand                   3.3             --                2.9              6.9               0.5
United Kingdom               17.5             --                1.9              2.8               2.7
United States                 1.4             --                 --              1.7               1.1
Asia                           --             --                 --                1                --
Eastern Europe                1.3             --                 --               --                --
Latin America                 6.6             --                 --               --                --
South Africa                  0.8             --                 --               --                --
Western Europe                 --             --                 --              4.9                --


10 Aberdeen Global Income Fund, Inc.

Quality of Investments

As of October 31, 2004, 82.9% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least "A" by Standard & Poor's Corporation and Moody's Investors Service, Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund's portfolio as of October 31, 2004:

                 TABLE 5: ABERDEEN GLOBAL INCOME FUND, INC. --
                                 ASSET QUALITY

==========================================================================================
                       AAA/Aaa      AA/Aa         A         BBB/Baa      BB/Ba*       B*
                          %           %           %            %           %           %
------------------------------------------------------------------------------------------
Australia               91.1         4.7         4.2           --          --          --
Canada                  51.6        34.4        14.0           --          --          --
New Zealand             63.4         6.1        19.8         10.7          --          --
United Kingdom          77.8         2.6        13.1           --         1.6         4.9
United States           59.3          --          --         13.4        23.1         4.2
Asia                     0.2          --          --           --        99.8          --
Eastern Europe            --          --          --           --        48.7        51.3
Latin America             --          --          --         14.3        72.1        13.6
South Africa              --          --       100.0           --          --          --
Western Europe          11.8          --          --           --        53.2        35.0
------------------------------------------------------------------------------------------
Total Portfolio         63.1         9.2        10.6          3.1         9.7         4.3
==========================================================================================

*     Below investment grade.


                                            Aberdeen Global Income Fund, Inc. 11

Summary of Key Rates

The following table summarizes the movements of key interest rates and currencies over the last three and twelve month periods.

================================================================================
                       October 31, 2004      July 31, 2004      October 31, 2003
--------------------------------------------------------------------------------
Australia
90 day bank bills            5.44%                5.47%               5.03%
10 year bonds                5.39%                5.90%               5.76%
Australian Dollar           $ 0.75               $ 0.70              $ 0.71

Canada
90 day bank bills            2.91%                2.09%               2.67%
10 year bonds                4.48%                4.76%               4.85%
Canadian Dollar             $ 0.82               $ 0.75              $ 0.76

New Zealand
90 day bank bills            6.79%                6.33%               5.23%
10 year bonds                6.03%                6.34%               6.17%
New Zealand Dollar          $ 0.68               $ 0.63              $ 0.61

United Kingdom
90 day bank bills            4.79%                4.85%               3.84%
10 year bonds                4.74%                5.10%               5.01%
British Pound               $ 1.83               $ 1.82              $ 1.70

South Korea
90 day T-bills               3.38%                3.83%               3.96%
10 year bonds                3.95%                4.69%               5.10%
South Korean Won        (W)1119.50           (W)1169.50          (W)1183.50

Thailand
90 day deposits              1.00%                1.00%               1.00%
10 year bonds                4.77%                5.07%               4.22%
Thai Baht*                (B)41.07             (B)41.32            (B)41.98

Philippines
90 day T-bills               7.95%                7.31%               6.00%
10 year bonds               13.20%               12.34%              10.99%
Philippines Peso*         (P)56.33             (P)55.98            (P)55.32

Malaysia
90 day T-bills               2.18%                2.31%               2.73%
10 year bonds                4.93%                5.07%               4.43%
Malaysian Ringgit*         (R)3.80              (R)3.80             (R)3.80

Singapore
90 day T-bills               1.29%                0.91%               0.76%
10 year bonds                3.09%                3.53%               3.95%
Singapore Dollar*          S$ 1.67              S$ 1.72             S$ 1.74

US$ Yankee Bonds**
South Korea                  3.33%                4.10%               3.86%
Malaysia                     3.87%                4.47%               4.15%
Philippines                  6.03%                5.92%               6.49%
================================================================================
* These currencies are quoted Asian currency per U.S. dollar. The Australian, Canadian and New Zealand dollars and the British pound are quoted U.S. dollars per currency.
**    Sovereign issues.

      Aberdeen Asset Management Asia Limited

      December 2004


12 Aberdeen Global Income Fund, Inc.

Portfolio of Investments

As of October 31, 2004

Principal
Amount
Local                                                                       Moody's            S&P
Currency (a)                                                                Rating           Rating        Value
(000)                          Description                                (unaudited)      (unaudited)     (US$)
--------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 109.8%
AUSTRALIA -- 26.1%
Government Bonds -- 4.5%
A$

           Commonwealth of Australia,
 1,750     10.00%, 10/15/07 ..........................................        Aaa             AAA       $  1,478,517
 2,250     7.50%, 9/15/09 ............................................        Aaa             AAA          1,839,306
   750     5.75%, 6/15/11 ............................................        Aaa             AAA            573,296
   100     6.50%, 5/15/13 ............................................        Aaa             AAA             80,487
   300     6.00%, 2/15/17 ............................................        Aaa             AAA            235,093
           Federal National Mortgage Association, Series EMTN,
 2,000     6.375%, 8/15/07 (USA) .....................................        Aaa             AAA          1,525,139
                                                                                                        ------------
           Total government bonds
           (cost US$4,714,927) .......................................                                     5,731,838
                                                                                                        ------------

Semi-Government Bonds -- 15.4%
New South Wales -- 3.3%
           New South Wales Treasury Corporation,
 4,700     7.00%, 12/01/10 ...........................................        NR              AAA          3,792,219
   550     6.00%, 5/01/12 ............................................        Aaa             AAA            422,656
                                                                                                        ------------
                                                                                                           4,214,875
                                                                                                        ------------

Northern Territory -- 1.4%
           Northern Territory Treasury,
 2,250     6.75%, 7/14/09 ............................................        NR              AA-          1,759,644
                                                                                                        ------------

Queensland -- 5.1%
           Queensland Treasury Corporation,
 1,000     8.00%, 9/14/07 (Global) ...................................        Aaa             AAA            801,084
 2,000     6.00%, 6/14/11 ............................................        Aaa             AAA          1,532,030
 2,700     6.00%, 8/14/13 ............................................        Aaa             AAA          2,093,095
 1,500     6.00%, 10/14/15 ...........................................        Aaa             AAA          1,161,535
 1,250     6.00%, 6/14/21 ............................................        Aaa             AAA            967,515
                                                                                                        ------------
                                                                                                           6,555,259
                                                                                                        ------------

Victoria -- 1.6%
           Treasury Corporation of Victoria,
 1,000     9.00%, 6/27/05 ............................................        Aaa             AAA            763,228
 1,500     10.25%, 11/15/06 ..........................................        Aaa             AAA          1,228,247
                                                                                                        ------------
                                                                                                           1,991,475
                                                                                                        ------------

Western Australia -- 4.0%
           Western Australia Treasury Corporation,
 3,500     8.00%, 10/15/07 ...........................................        Aaa             AAA          2,803,628
 2,650     8.00%, 6/15/13 ............................................        Aaa             AAA          2,309,449
                                                                                                        ------------
                                                                                                           5,113,077
                                                                                                        ------------

           Total Australian semi-government bonds
           (cost US$16,653,272) ......................................                                    19,634,330
                                                                                                        ------------


                                            Aberdeen Global Income Fund, Inc. 13

As of October 31, 2004

Principal
Amount
Local                                                                       Moody's            S&P
Currency (a)                                                                Rating           Rating        Value
(000)                          Description                                (unaudited)      (unaudited)     (US$)
--------------------------------------------------------------------------------------------------------------------
AUSTRALIA (concluded)
Supranational -- 2.2%
A$
           Eurofima,
 3,500     9.875%, 1/17/07 ...........................................        Aaa             AAA       $  2,847,012
                                                                                                        ------------

           Total Australian dollar supranational bonds
           (cost US$1,945,461) .......................................                                     2,847,012
                                                                                                        ------------

Banking and Finance -- 0.4%
           Bank of America Corporation,
   500     6.50%, 12/05/08 (USA) .....................................        Aa2             A+             382,266
           Merrill Lynch & Co., Inc.,
   200     6.75%, 3/12/14 (USA) ......................................        Aa3             A+             153,515
                                                                                                        ------------

           Total Australian banking and finance bonds
           (cost US$491,349) .........................................                                       535,781
                                                                                                        ------------

Corporate Non-Banks -- 3.6%
           Brisbane Airport Corporation, Ltd.,
 4,000     7.30%, 6/30/10 ............................................        Aaa             AAA          3,169,048
           GE Capital Australia,
   600     6.75%, 9/15/07 (USA) ......................................        Aaa             AAA            460,835
           GPT Management Ltd.,
   200     6.50%, 8/22/13 ............................................        NR              A+             150,004
           Wesfarmers Ltd.,
 1,000     6.25%, 8/27/07 ............................................        NR              A-             753,342
                                                                                                        ------------

           Total Australian corporate non-bank bonds
           (cost US$3,297,778) .......................................                                     4,533,229
                                                                                                        ------------

           Total Australian long-term investments
           (cost US$27,102,787) ......................................                                    33,282,190
                                                                                                        ------------

CANADA -- 19.5%
Government Bonds -- 8.8%
C$
           Canadian Government,
 2,500     7.25%, 6/01/07 ............................................        NR              AAA          2,243,431
 3,000     10.25%, 3/15/14 ...........................................        Aaa             AAA          3,555,704
 2,000     8.00%, 6/01/23 ............................................        Aaa             AAA          2,260,430
 2,000     9.00%, 6/01/25 ............................................        NR              AAA          2,491,871
           Canada (Cayman),
   750     7.25%, 6/01/08 ............................................        Aaa             AAA            673,356
                                                                                                        ------------

           Total Canadian government bonds
           (cost US$8,744,638) .......................................                                    11,224,792
                                                                                                        ------------


14 Aberdeen Global Income Fund, Inc.

As of October 31, 2004

Principal
Amount
Local                                                                       Moody's            S&P
Currency (a)                                                                Rating           Rating        Value
(000)                          Description                                (unaudited)      (unaudited)     (US$)
--------------------------------------------------------------------------------------------------------------------
CANADA (concluded)
Semi-Government Bonds -- 10.0%
British Columbia -- 1.7%
C$
           Province of British Columbia,
 2,000     9.50%, 1/09/12 ............................................        Aa2             AA-       $  2,146,833
                                                                                                        ------------

Manitoba -- 2.4%
           Province of Manitoba Series EMTN,
 3,500     7.00%, 5/21/07 ............................................        Aa2             AA-          3,101,521
                                                                                                        ------------

New Brunswick -- 1.5%
           Province of New Brunswick,
 2,000     7.75%, 1/13/14 ............................................        Aa3             AA-          1,974,500
                                                                                                        ------------

Newfoundland -- 0.7%
           Province of Newfoundland,
 1,000     5.125%, 12/29/10 ..........................................        A3              A-             843,714
                                                                                                        ------------

Ontario -- 1.1%
           Ontario Hydro,
   500     8.50%, 5/26/25 ............................................        Aa2             AA             571,839
           Province of Ontario,
 1,000     5.25%, 11/30/11 ...........................................        Aa2             AA             849,837
                                                                                                        ------------
                                                                                                           1,421,676
                                                                                                        ------------

Quebec -- 2.6%
           Quebec Hydro,
 1,000     2.187%, 1/28/05 (b) .......................................        A1              A+             819,988
 2,000     9.625%, 7/15/22 ...........................................        A1              A+           2,438,778
                                                                                                        ------------
                                                                                                           3,258,766
                                                                                                        ------------

           Total Canadian semi-government bonds
           (cost US$10,660,264) ......................................                                    12,747,010
                                                                                                        ------------

Supranational -- 0.7%
           Council of Europe,
 1,000     5.25%, 2/27/12 ............................................        Aaa             AAA            855,397
                                                                                                        ------------

           Total Canadian dollar supranational bonds
           (cost US$838,114) .........................................                                       855,397
                                                                                                        ------------

           Total Canadian long-term investments
           (cost US$20,243,016) ......................................                                    24,827,199
                                                                                                        ------------


                                            Aberdeen Global Income Fund, Inc. 15

As of October 31, 2004

Principal
Amount
Local                                                                       Moody's            S&P
Currency (a)                                                                Rating           Rating        Value
(000)                          Description                                (unaudited)      (unaudited)     (US$)
--------------------------------------------------------------------------------------------------------------------
EURO -- 4.0%
Germany -- 0.6%
Corporate Non-Banks -- 0.6%
EUR
           Cognis GmbH,
   225     9.50%, 5/15/14 ............................................        B3              B         $    305,530
           Kronos International Inc.,
   310     8.875%, 6/30/09 ...........................................        B2              BB-            423,910
                                                                                                        ------------
                                                                                                             729,440
                                                                                                        ------------

France -- 0.2%
Corporate Non-Bank -- 0.2%
           Remy Cointreau SA,
   150     6.50%, 7/01/10 ............................................        Ba2             BB             201,302
                                                                                                        ------------

Ireland -- 0.3%
Corporate Non-Bank -- 0.3%
           Valentia Telecommunications LTD,
   300     7.25%, 8/15/13 ............................................        Ba3             BB-            415,960
                                                                                                        ------------

Jamaica -- 1.1%
Government Bonds -- 1.1%
           Government of Jamaica,
 1,000     11.00%, 7/27/12 ...........................................        B1              B            1,335,652
                                                                                                        ------------

Luxembourg -- 0.3%
Corporate Non-Bank -- 0.3%
           Rhiag SA,
   310     10.75%, 6/05/07 (c) .......................................        B2              B-             396,307
                                                                                                        ------------

Netherlands -- 0.3%
Corporate Non-Bank -- 0.3%
           Carmeuse Lime BV,
   300     10.75%, 7/15/12 (c) .......................................        Ba3             B+             440,765
                                                                                                        ------------

United States -- 1.2%
Corporate Non-Banks -- 1.2%
           AGCO Corporation,
   225     6.875%, 4/15/14 ...........................................        B1              BB-            287,642
           Dana Corporation,
   300     9.00%, 8/15/11 ............................................        Ba3             BB             450,306
           Lear Corporation,
   310     8.125%, 4/01/08 ...........................................        Baa3            BBB-           445,007
           TRW Automotive Inc.,
   268     10.125%, 2/15/13 ..........................................        B1              BB-            392,046
                                                                                                        ------------
                                                                                                           1,575,001
                                                                                                        ------------

           Total Euro long-term investments
           (cost US$4,522,821) .......................................                                     5,094,427
                                                                                                        ------------


16 Aberdeen Global Income Fund, Inc.

As of October 31, 2004

Principal
Amount
Local                                                                       Moody's            S&P
Currency (a)                                                                Rating           Rating        Value
(000)                          Description                                (unaudited)      (unaudited)     (US$)
--------------------------------------------------------------------------------------------------------------------
MEXICO -- 1.1%
Government Bonds -- 1.1%
MXN
           Mexican Government,
19,000     8.00%, 12/19/13 ...........................................        Baa1            BBB+      $  1,445,501
                                                                                                        ------------

           Total Mexican long-term investments
           (cost US$1,520,120) .......................................                                     1,445,501
                                                                                                        ------------

NEW ZEALAND -- 19.5%
Government Bonds -- 4.7%
NZ$
           Canadian Government,
 1,000     6.625%, 10/03/07 (Canada) .................................        Aaa             AAA            692,759
           New Zealand Government,
 5,000     6.50%, 4/15/13 ............................................        Aaa             AAA          3,522,293
 2,500     6.00%, 4/15/15 ............................................        Aaa             AAA          1,704,291
                                                                                                        ------------

           Total New Zealand government bonds
           (cost US$4,593,063) .......................................                                     5,919,343
                                                                                                        ------------

Semi-Government Bonds -- 1.1%
           Province of Ontario,
 2,000     5.75%, 3/03/08 (Canada) ...................................        Aa2             AA           1,338,954
                                                                                                        ------------

           Total New Zealand semi-government bonds
           (cost US$1,110,655) .......................................                                     1,338,954
                                                                                                        ------------

Banking and Finance -- 8.4%
           Bank Nederlandse Gemeenten NV,
 1,000     5.25%, 6/17/09 (Netherlands) ..............................        Aaa             AAA            648,949
           Bayerische Hypo- und Vereinsbank AG,
 2,000     7.00%, 9/14/05 (Germany) ..................................        A3              A-           1,367,127
           Commerzbank AG,
 3,500     8.00%, 2/07/05 (Germany) ..................................        A2              A-           2,396,097
           Dexia Municipal Agency,
 3,000     7.00%, 11/26/07 (France) ..................................        Aaa             AAA          2,073,744
           GMAC INTL Finance BV,
 3,500     8.00%, 3/14/07 (Netherlands) ..............................        A3              BBB-         2,410,439
           Landesbank Baden-Wuerttemberg,
 2,200     5.25%, 1/06/05 (Germany) ..................................        Aaa             AAA          1,500,545
           Transpower Finance Ltd.,
   500     8.00%, 6/15/05 ............................................        Aa2             AA             344,442
                                                                                                        ------------

           Total New Zealand banking and finance bonds
           (cost US$7,486,100) .......................................                                    10,741,343
                                                                                                        ------------


                                            Aberdeen Global Income Fund, Inc. 17

As of October 31, 2004

Principal
Amount
Local                                                                       Moody's            S&P
Currency (a)                                                                Rating           Rating        Value
(000)                          Description                                (unaudited)      (unaudited)     (US$)
--------------------------------------------------------------------------------------------------------------------
NEW ZEALAND (concluded)
Corporate Non-Banks -- 1.9%
NZ$
           Auckland Healthcare Services Ltd,
 1,000     7.75%, 9/15/15 ............................................        Aaa             AAA       $    735,057
           Housing New Zealand,
 1,500     8.00%, 11/15/06 ...........................................        Aaa             AA           1,056,881
           Powerco Ltd.,
 1,000     6.39%, 3/29/13 ............................................        NR              AAA            660,381
                                                                                                        ------------

           Total New Zealand corporate non-bank bonds
           (cost US$2,013,286) .......................................                                     2,452,319
                                                                                                        ------------

Supranational -- 3.4%
           European Investment Bank,
 2,300     7.00%, 12/17/07 ...........................................        Aaa             AAA          1,595,030
           International Finance Corp,
 4,000     6.75%, 7/15/09 ............................................        Aaa             AAA          2,791,691
                                                                                                        ------------

           Total New Zealand dollar supranational bonds
           (cost US$3,528,282) .......................................                                     4,386,721
                                                                                                        ------------

           Total New Zealand long-term investments
           (cost US$18,731,386) ......................................                                    24,838,680
                                                                                                        ------------

SOUTH AFRICA -- 1.0%
Government Bonds -- 1.0%
ZAR
           Republic of South Africa,
 6,000     13.50%, 9/15/15 ...........................................        A2              A            1,274,276
                                                                                                        ------------

           Total South Africa long-term investments
           (cost US$1,176,810) .......................................                                     1,274,276
                                                                                                        ------------

UNITED KINGDOM -- 26.6%
Government Bonds -- 20.2%
(pound)
           United Kingdom Treasury,
 1,250     8.50%, 12/07/05 ...........................................        Aaa             AAA          2,387,888
 1,100     7.50%, 12/07/06 ...........................................        Aaa             AAA          2,133,036
   500     5.75%, 12/07/09 ...........................................        Aaa             AAA            960,858
 1,500     8.00%, 9/27/13 ............................................        Aaa             AAA          3,393,114
   600     8.00%, 12/07/15 ...........................................        Aaa             AAA          1,408,300
 3,000     8.00%, 6/07/21 ............................................        Aaa             AAA          7,565,386
 2,350     6.00%, 12/07/28 ...........................................        NR              AAA          5,169,314
           Republic of Finland,
 1,250     10.125%, 6/22/08 (Finland) ................................        Aaa             AAA          2,680,539
                                                                                                        ------------

           Total United Kingdom government bonds
           (cost US$21,408,620) ......................................                                    25,698,435
                                                                                                        ------------


18 Aberdeen Global Income Fund, Inc.

As of October 31, 2004

Principal
Amount
Local                                                                       Moody's            S&P
Currency (a)                                                                Rating           Rating        Value
(000)                          Description                                (unaudited)      (unaudited)     (US$)
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM (concluded)
Utilities -- 2.2%
(pound)
           British Gas PLC,
 1,400     8.875%, 7/08/08 ...........................................        A2              A         $  2,875,423
                                                                                                        ------------

           Total United Kingdom utility bonds
           (cost US$2,162,281) .......................................                                     2,875,423
                                                                                                        ------------

Banking and Finance -- 2.9%
           Barclays Bank PLC,
 1,000     9.875%, 5/29/49 ...........................................        Aa2             A+           2,094,334
           Prudential Finance B.V.,
   500     9.375%, 6/04/07 ...........................................        NR              AA-          1,007,319
           RMH Finance Ltd.,
   300     8.80%, 8/28/17 (Cayman Islands) ...........................        Ba1             BB+            601,361
                                                                                                        ------------

           Total United Kingdom banking and finance bonds
           (cost US$2,954,991) .......................................                                     3,703,014
                                                                                                        ------------

Corporate Non-Banks -- 1.3%
           American Standard Inc.,
   221     8.25%, 6/01/09 (USA) ......................................        Ba2             BBB-           437,334
           Big Food Group PLC,
   150     9.75%, 6/30/12 ............................................        B1              B+             289,962
           Constellation Brands Inc.,
   200     8.50%, 11/15/09 (USA) .....................................        Ba2             BB             390,280
           Debenhams Finance Holdings PLC,
   125     10.50%, 8/28/12 (c) .......................................        B2              B              243,639
           Warner Music Group,
   150     8.125%, 4/15/14 (USA) .....................................        B3              B-             278,968
                                                                                                        ------------

           Total United Kingdom corporate non-bank bonds
           (cost US$1,460,411) .......................................                                     1,640,183
                                                                                                        ------------

           Total United Kingdom long-term investments
           (cost US$27,986,303) ......................................                                    33,917,055
                                                                                                        ------------

UNITED STATES -- 12.0%
Yankee Bonds -- 12.0%
Australia -- 0.1%
Corporate Non-Banks -- 0.1%
US$
           Cable & Wireless Optus Finance,
   100     8.00%, 6/22/10 ............................................        A2              A+             117,304
                                                                                                        ------------

Brazil -- 3.2%
Government -- 3.2%
           Federal Republic of Brazil,
 1,200     10.00%, 8/07/11 ...........................................        B1              BB-          1,314,000
 2,500     11.00%, 8/17/40 ...........................................        B1              BB-          2,820,000
                                                                                                        ------------
                                                                                                           4,134,000
                                                                                                        ------------


                                            Aberdeen Global Income Fund, Inc. 19

As of October 31, 2004

Principal
Amount
Local                                                                       Moody's            S&P
Currency (a)                                                                Rating           Rating        Value
(000)                          Description                                (unaudited)      (unaudited)     (US$)
--------------------------------------------------------------------------------------------------------------------
UNITED STATES (continued)
Colombia -- 1.4%
Government -- 1.4%
US$
           Republic of Colombia,
 1,600     10.375%, 1/28/33 ..........................................        Ba2             BB        $  1,740,000
                                                                                                        ------------

Germany -- 1.3%
Corporate Non-Banks -- 1.3%
           Gazprom OAO,
   800     9.625%, 3/01/13 ...........................................        NR              BB-            920,000
           JSC Severstal,
   800     9.25%, 4/19/14 ............................................        B2              B+             782,992
                                                                                                        ------------
                                                                                                           1,702,992
                                                                                                        ------------

Netherlands -- 0.8%
Banking and Finance -- 0.8%
           Kazkommerts International BV,
 1,000     7.875%, 4/07/14 ...........................................        Baa2            BB-            996,400
                                                                                                        ------------

Philippines -- 1.3%
Government -- 0.1%
           Republic of Philippines,
    50     9.375%, 1/18/17 ...........................................        Ba2             BB              51,658

Utilities -- 1.2%
           Philippine Long Distance Telephone Company,
 1,400     11.375%, 5/15/12 ..........................................        Ba2             BB           1,568,000
                                                                                                        ------------
                                                                                                           1,619,658
                                                                                                        ------------

Peru -- 1.2%
Government -- 1.2%
           Republic of Peru,
 1,300     9.875%, 2/06/15 ...........................................        Ba3             BB           1,504,750
                                                                                                        ------------

Turkey -- 0.8%
Government -- 0.8%
           Republic of Turkey,
   800     11.00%, 1/14/13 ...........................................        B1              BB-            987,000
                                                                                                        ------------

Ukraine -- 0.8%
Government -- 0.8%
           City of Kiev,
 1,000     8.75%, 8/08/08 ............................................        B2              B            1,046,800
                                                                                                        ------------

Uruguay -- 1.1%
Government -- 1.1%
           Republic of Uruguay,
 1,600     7.50%, 3/15/15 ............................................        B3              B            1,408,000
                                                                                                        ------------

Total United States long-term investments
(cost US$13,018,592) .................................................                                    15,256,904
                                                                                                        ------------

Total long-term investments
(cost US$114,301,835) ................................................                                   139,936,232
                                                                                                        ------------


20 Aberdeen Global Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2004

Principal
Amount
Local                                                                       Moody's            S&P
Currency (a)                                                                Rating           Rating        Value
(000)                          Description                                (unaudited)      (unaudited)     (US$)
--------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS --7.6%
Canada -- 1.9%
C$
           State Street Bank and Trust Company Time Deposit,
 2,900     2.00%, 11/03/04 (USA)
           (cost US$2,367,154) .......................................        NR              NR        $  2,377,536
                                                                                                        ------------

New Zealand -- 0.6%
NZ$
           State Street Bank and Trust Company Fixed Deposit,
 1,108     5.00%, 11/03/04 (USA)
           (cost US$773,107) .........................................        NR              NR             757,983
                                                                                                        ------------

United Kingdom -- 3.3%
(pound)
           State Street Bank and Trust Company Fixed Deposit,
 2,320     4.687%, 11/03/04 (USA)
           (cost US$4,261,611) .......................................        NR              NR           4,250,937
                                                                                                        ------------

United States -- 1.8%
US$
           Repurchase Agreement, State Street Bank and Trust Company,
 2,233     1.70% dated 10/29/04, due 11/01/04 in the amount of
           $2,233,316 (collateralized by $1,550,000 U.S. Treasury
           Bonds, 8.875% due 2/15/19; value $2,278,500)
           (cost US$2,233,000) .......................................        NR              NR           2,233,000
                                                                                                        ------------

Total short-term investments
(cost US$9,634,872) ..................................................                                     9,619,456
                                                                                                        ------------
--------------------------------------------------------------------------------------------------------------------
Total Investments--117.4% (cost US$123,936,707)                                                          149,555,688

Other assets in excess of liabilities--6.1%                                                                7,848,292

Liquidation value of preferred stock--(23.5%)                                                            (30,000,000)
--------------------------------------------------------------------------------------------------------------------
Net Assets Applicable to Common Shareholders--100.0%                                                    $127,403,980
====================================================================================================================

NR--Not rated by Moody's and/or Standard & Poors.

(a) Portfolio securities are categorized according to their currency exposure. Where the country of issuer differs from the currency exposure, the country of issuer is denoted parenthetically.

      A$--Australian dollar
      C$--Canadian dollar
      EUR--Euro
      (pound)--British pound
      MXN--Mexican peso
      NZ$--New Zealand dollar
      US$--United States dollar
      ZAR--South African Rand

(b) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect at October 31, 2004.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004, the aggregate market value of these securities amounted to $1,080,711 or 0.8% of net assets applicable to common shareholders.

See notes to financial statements.


                                            Aberdeen Global Income Fund, Inc. 21

Statement of Assets and Liabilities

October 31, 2004

Assets
Investments, at value (cost $123,936,707) ................................    $ 149,555,688
Foreign currency, at value (cost $5,467,966) .............................        5,636,181
Interest receivable ......................................................        3,302,298
Variation margin receivable for futures contracts ........................           73,115
Prepaid expenses .........................................................           75,283
                                                                              -------------
  Total assets ...........................................................      158,642,565
                                                                              -------------

Liabilities
Dividends payable to common shareholders .................................          557,079
Payable for investments purchased ........................................          200,020
Investment management fee payable ........................................          102,859
Administration fee payable ...............................................           31,649
Due to custodian .........................................................           43,844
Net unrealized depreciation on interest rate swaps .......................            4,178
Net unrealized depreciation on forward foreign currency exchange contracts              363
Accrued expenses and other liabilities ...................................          298,593
                                                                              -------------
  Total liabilities ......................................................        1,238,585
                                                                              -------------

Preferred stock
$.001 par value per share and $25,000 liquidation value per share ........       30,000,000
                                                                              -------------
Net Assets Applicable to Common Shareholders .............................    $ 127,403,980
                                                                              =============

Composition of Net Assets Applicable to Common Shareholders
Common Stock (par value $.001 per share) .................................    $       9,285
Paid-in capital in excess of par .........................................      114,074,501
Distributions in excess of net investment income .........................       (3,469,924)
Accumulated net realized losses on investment transactions ...............       (2,862,872)
Net unrealized appreciation on investments ...............................        5,228,095
Accumulated net realized foreign exchange losses .........................       (6,237,620)
Net unrealized foreign exchange gains ....................................       20,662,515
                                                                              -------------
Net Assets Applicable to Common Shareholders .............................    $ 127,403,980
                                                                              =============

Net asset value per common share based on (9,284,656 shares
  issued and outstanding) ................................................    $       13.72
                                                                              =============

See notes to financial statements.


22 Aberdeen Global Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2004

Net Investment Income
Income
  Interest and discount earned (net of foreign withholding taxes of $103,779)    $  8,721,219
                                                                                 ------------
Expenses
  Investment management fee .................................................         989,430
  Administration fee ........................................................         304,440
  Legal fees and expenses ...................................................         230,483
  Directors' fees and expenses ..............................................         171,234
  Reports to shareholders and proxy solicitation ............................         168,203
  Independent auditors' fees and expenses ...................................         114,555
  Insurance expense .........................................................         108,636
  Auction agent's fees and expenses .........................................          78,816
  Investor relations fees and expenses ......................................          71,460
  Custodian's fees and expenses .............................................          56,716
  Registration fees .........................................................          25,021
  Transfer agent's fees and expenses ........................................          19,108
  Miscellaneous .............................................................          42,402
                                                                                 ------------
     Total operating expenses ...............................................       2,380,504
                                                                                 ------------
Net investment income .......................................................       6,340,715
                                                                                 ------------

Realized and Unrealized Gains (Losses) on Investments, Futures,
  Swaps and Foreign Currencies
Net realized gain (loss) on:
  Investment transactions ...................................................         394,059
  Interest rate swaps .......................................................        (410,011)
  Futures contracts .........................................................          35,016
  Foreign currency transactions .............................................       3,475,586
                                                                                 ------------
                                                                                    3,494,650
                                                                                 ------------
Net change in unrealized appreciation/depreciation of:
  Investment transactions ...................................................       2,497,949
  Interest rate swaps .......................................................         (73,242)
  Futures contracts .........................................................           3,129
  Foreign currency translations .............................................       6,861,912
                                                                                 ------------
                                                                                    9,289,748
                                                                                 ------------
Net gain on investments, foreign currencies, futures and swaps ..............      12,784,398
                                                                                 ------------
Net increase in Net Assets from Operations ..................................      19,125,113
Dividends to Preferred Shareholders from
  Net Investment Income .....................................................        (439,812)
                                                                                 ------------
Net Increase in NetAssets Applicable to Common Shareholders
  Resulting from Operations .................................................    $ 18,685,301
                                                                                 ============

See notes to financial statements.


                                            Aberdeen Global Income Fund, Inc. 23

Statements of Changes in Net Assets

Applicable to Common Shareholders

                                                                              For the Year
                                                                            Ended October 31,
                                                                    -------------------------------
                                                                         2004              2003
---------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Applicable to
  Common Shareholders
Operations
  Net investment income ........................................    $   6,340,715     $   5,262,837
  Net realized gains on investments, futures and interest
     rate swaps ................................................           19,064           719,622
  Net realized gains on foreign exchange transactions ..........        3,475,586         4,394,188
  Net change in unrealized appreciation/depreciation of
     investments, futures and interest rate swaps ..............        2,427,836          (453,680)
  Net change in unrealized appreciation/depreciation on
     foreign currency translations .............................        6,861,912        15,386,693
                                                                    -------------     -------------
  Net Increase in Net Assets from Operations ...................       19,125,113        25,309,660
                                                                    -------------     -------------

Dividends to preferred shareholders from net
  investment income ............................................         (439,812)         (435,504)
                                                                    -------------     -------------

Net Increase in Net Assets Applicable to
  Common Shareholders Resulting from Operations ................       18,685,301        24,874,156
                                                                    -------------     -------------

Dividends and distributions to common shareholders from
  Net investment income ........................................       (6,679,935)       (4,034,277)
  Tax return of capital ........................................               --        (2,637,483)
                                                                    -------------     -------------

Net decrease in net assets applicable to common shareholders
  resulting from dividends and distributions ...................       (6,679,935)       (6,671,760)
                                                                    -------------     -------------

Common Stock Transactions
Reinvestment of dividends resulting in the issuance of
  15,988 and 2,459 shares of common stock, respectively ........          215,760            29,950
                                                                    -------------     -------------
Total increase in net assets applicable to common shareholders .       12,221,126        18,232,346

Net Assets Applicable to Common Shareholders
Beginning of year ..............................................      115,182,854        96,950,508
                                                                    -------------     -------------
End of year (including distributions in excess of net investment
  income of ($3,469,924) and ($2,839,755), respectively) .......    $ 127,403,980     $ 115,182,854
                                                                    =============     =============

See notes to financial statements.


24 Aberdeen Global Income Fund, Inc.

Financial Highlights

                                                                              For the Year Ended October 31,
                                                    ------------------------------------------------------------------------------
                                                         2004             2003             2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value per common share,
  beginning of year ............................    $      12.43     $      10.46     $       9.99    $      10.20    $      12.14
                                                    ------------     ------------     ------------    ------------    ------------
Net investment income(1) .......................            0.68             0.57             0.52            0.71            0.81
Net realized and unrealized gains (losses) on
  investments, foreign currencies, futures
and swaps ......................................            1.38             2.17             0.76            0.07           (1.68)
Dividends to preferred shareholders:
  From net investment income ...................           (0.05)           (0.05)           (0.07)          (0.15)          (0.16)
  From net realized gains on
    investment transactions ....................              --               --               --              --           (0.04)
                                                    ------------     ------------     ------------    ------------    ------------

  Total from investment operations applicable to
    common shareholders ........................            2.01             2.69             1.21            0.63           (1.07)
                                                    ------------     ------------     ------------    ------------    ------------

Dividends and distributions to
  common shareholders:
  From net investment income ...................           (0.72)           (0.44)           (0.04)          (0.34)          (0.71)
  Tax return of capital ........................              --            (0.28)           (0.70)          (0.50)             --
  From net realized gains on
    investment transactions ....................              --               --               --              --           (0.16)
                                                    ------------     ------------     ------------    ------------    ------------
Total dividends and distributions ..............           (0.72)           (0.72)           (0.74)          (0.84)          (0.87)
                                                    ------------     ------------     ------------    ------------    ------------

Net asset value per common share,
  end of year ..................................    $      13.72     $      12.43     $      10.46    $       9.99    $      10.20
                                                    ============     ============     ============    ============    ============
Market value, end of year ......................    $      14.02     $      13.62     $       9.35    $       9.00    $      8.875
                                                    ============     ============     ============    ============    ============

Number of shares of common stock outstanding
  (000 omitted) ................................           9,285            9,268            9,266           9,266           9,266

Total investment return based on:(2)
  Market value .................................            8.77%           55.30%           12.45%          11.20%          (6.11)%
  Net asset value ..............................           16.64%           26.70%           13.30%           7.40%          (7.78)%

Ratio to Average Net Assets Applicable to
Common Shareholders(3)/Supplementary Data:
Net assets applicable to common shareholders,
  end of period (000 omitted) ..................    $    127,404     $    115,183     $     96,951    $     92,539    $     94,494
Average net assets applicable to common
  shareholders (000 omitted) ...................         121,359          107,415           92,148          93,987         105,657
Operating expenses .............................            1.96%            2.30%            2.17%           2.11%           2.02%
Net investment income(3) .......................            4.86%            4.49%            4.57%           5.46%           5.39%
Portfolio turnover .............................              22%              31%              39%             17%             29%
Senior securities (preferred stock) outstanding
  (000 omitted) ................................    $     30,000     $     30,000     $     30,000    $     30,000    $     30,000
Asset coverage on preferred stock at year end ..             525%             484%             423%            408%            415%
----------------------------------------------------------------------------------------------------------------------------------

(1)   Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 5.22%, 4.90%, 5.22%, 6.98% and 7.12%, respectively.

See notes to financial statements.


                                            Aberdeen Global Income Fund, Inc. 25

Notes to Financial Statements

Note 1. Investment Objectives

Aberdeen Global Income Fund, Inc. (the "Fund") was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

The Fund's principal investment objective is to provide high current income by investing primarily in fixed-income securities denominated in the Commonwealth Currencies. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. The Fund will seek to achieve its investment objective through investment in fixed-income securities denominated in the Commonwealth Currencies and in Global Debt Securities. In order to comply with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Global Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Note 2. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency. However, the Commonwealth Currencies (excluding New Zealand) are the functional currencies for Federal tax purposes (see Taxes below).

Foreign Currency Translation: Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities -- at the closing rates of exchange as reported by a major bank;

(ii) purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of


26 Aberdeen Global Income Fund, Inc.

changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal year end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year.

Net realized foreign exchange losses includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gains include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated realized and unrealized foreign exchange gains (losses) shown in the composition of net assets represent foreign exchange gains (losses) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The exchange rates of the Commonwealth Currencies utilized by the Fund at October 31, 2004 were US$0.75 to A$1.00, US$0.82 to C$1.00, US$0.68 to NZ$1.00,
US$1.83 to (pound)1.00.

Security Valuation: The Fund's Board of Directors has adopted Pricing and Valuation Procedures (the "Procedures") to be used in determining the value of the assets held by the Fund. In accordance with the Procedures, investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source.

Securities purchased with a maturity of less than 60 days are valued at amortized cost. Securities purchased with a maturity of greater than 60 days are valued at current market quotations until the 60th day prior to maturity. At that time, the value of the security on the 61st day prior to maturity is amortized on a straight-


                                            Aberdeen Global Income Fund, Inc. 27
line basis to value the security for the remaining 60 days.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to "fair value price" an asset is dependent on the ready availability of current market quotes or, even if readily available, the reliability of such quotes. Any assets for which market quotations are not readily available or for which available prices are not reliable, shall be determined in a manner that most fairly reflects the asset's (or group of assets) "fair value" (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on a consideration of all available information.

The Procedures provide that in certain instances, including without limitation, if there is a "stale price" for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund's net asset value, the security may be valued at its fair value.

Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

Derivative Financial Instruments: The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. With respect to investments denominated in Commonwealth currencies, derivatives can only be


28 Aberdeen Global Income Fund, Inc.

used to manage interest rate risk. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Interest Rate Swap: The Fund may engage in certain interest rate swap transactions to hedge the Fund's AMPS. An interest rate swap is an agreement between two parties, which involves exchanging floating rate and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual and exchange of interest payments between the parties. These payments are recorded as realized gain/(loss).

During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

Forward Currency Contracts: A forward currency contract involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The foreign currency contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Financial futures contracts: A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the


                                            Aberdeen Global Income Fund, Inc. 29
contract at the time it was opened and the value at the time it was closed.

Options: When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). As of October 31, 2004, there were no open option contracts.

Dividends and distributions: Dividends and distributions to common shareholders are recorded on the ex-dividend date. These are based upon net investment income and capital and currency gains determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to amortization of premium and discount and differing treatments for foreign currencies and loss deferrals. Dividends and distributions to preferred shareholders are accrued on record date and are determined as described in Note 7.

Reclassification of Capital Accounts: For the year ended October 31, 2004, the Fund decreased distributions in excess of net investment income by $148,863, decreased net realized losses on investments by $56,046 and increased accumulated net realized foreign exchange losses by $250,951 resulting in an increase to paid-in-capital in excess of par by $46,042. These reclassifications are a result of permanent differences primarily attributable to foreign currency transactions, amortization methods on fixed income securities and accounting for swap agreements. Net investment income, net realized losses on investments and net assets were not affected by this change.

Taxes: For Federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the functional currencies. Accordingly, only realized currency gains and losses resulting from the repatriation of any of the Commonwealth Currencies into U.S. dollars or another Commonwealth Currency and realized currency gains and losses on non-Commonwealth currencies are recognized for U.S. tax purposes.


30 Aberdeen Global Income Fund, Inc.

No provision has been made for United States of America Federal income taxes because it is the Fund's policy to meet the requirements of the United States of America Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3. Agreements

In December 2003, the Fund's Board of Directors approved the transfer by Aberdeen Asset Managers (C.I.) Limited ("AAMCIL") to Aberdeen Asset Management Asia Limited ("AAMAL") of the rights and obligations of AAMCIL under the management agreement and the advisory agreement with the Fund. Effective March 8, 2004, AAMAL became the investment manager of the Fund (the "Investment Manager"). Aberdeen Asset Management Limited (the "Investment Adviser") serves as the investment adviser to the Fund pursuant to an advisory agreement. The Fund also has an agreement with Aberdeen Asset Management Inc. ("AAMI"), which serves as administrator and investor relations services provider to the Fund. The Investment Manager, the Investment Adviser and AAMI are direct or indirect wholly-owned subsidiaries of Aberdeen Asset Management Plc. The Investment Manager has entered into an agreement with CIBC World Markets, Inc. (the "Consultant").

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly total net assets of both common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and $500 million and 0.55% of such assets in excess of $500 million. The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered. AAMCIL, the Fund's investment manager through


                                            Aberdeen Global Income Fund, Inc. 31

March 7, 2004 and AAMAL, the Fund's current investment manager, informed the Fund that they paid an aggregate of $378,398 to the Investment Adviser and an aggregate of approximately $4,500 to the Consultant during the year ended October 31, 2004.

During the year ended October 31, 2004, Princeton Administrators, L.P. ("Princeton") served as administrator to the Fund pursuant to an agreement which provided Princeton with a fee computed and payable monthly at the annual rate of 0.20% of the Fund's average weekly net assets of both common and preferred shareholders, subject to a minimum annual payment of $150,000 ($12,500 per month). Effective November 1, 2004, AAMI was appointed administrator pursuant to an agreement under which AAMI receives a fee computed and payable at the annual rate of 0.15% of the Fund's average weekly net assets of both common and preferred shareholders.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund's investor relations services provider. This agreement provides AAMI with a monthly retainer of $4,000 plus out-of-pocket expenses. During the year ended October 31, 2004, the Fund incurred fees of $66,075 for the services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2004 aggregated $30,996,492 and $28,317,843, respectively.

As previously reported to shareholders, the Fund entered into an interest rate swap agreement, based on an aggregate notional amount of $24,000,000, which represents 80% of the total AMPS outstanding. Under the terms of the agreement, the Fund receives a floating rate of interest (one month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

                                                                    Unrealized
                  Termination          Notional       Fixed        Appreciation
Counterparty          Date           Amount (000)      Rate       (Depreciation)
--------------------------------------------------------------------------------
UBS AG          October 31, 2005        $4,800        2.1025%        $ 17,702
UBS AG          October 31, 2006         4,800        2.6900%          14,530
UBS AG          October 31, 2007         7,200        3.1600%          (1,382)
UBS AG          October 31, 2008         7,200        3.5400%         (35,028)
                                                                     --------
                                                                     $ (4,178)
                                                                     ========

32 Aberdeen Global Income Fund, Inc.

At October 31, 2004, the Fund had an outstanding forward currency contract to sell foreign currency against United States dollars as follows:

                                                   A$               US$           US$
Foreign Currency                                 Amount           Amount      Unrealized
Sale Contract           Settlement Date           Sold          Purchased    Depreciation
-----------------------------------------------------------------------------------------
Australian dollar       November 2, 2004        $250,000        $186,375         $   (363)
-----------------------------------------------------------------------------------------

During the year ended October 31, 2004, the Fund entered into financial futures contracts. Cash has been segregated with the broker to cover requirements for the following open futures contracts. Details of open contracts at October 31, 2004 are as follows:

Purchases
Notional                                                                            Unrealized
Amount                        Description                     Expiration Date     Appreciation
----------------------------------------------------------------------------------------------
 1,000          Australian Treasury Bond 6% -- 3 year           December 2004           $2,966
10,000          Australian Treasury Bond 6% -- 10 year          December 2004              163
                                                                                        ------
                                                                                        $3,129
                                                                                        ======

Note 5. Tax Information

The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of October 31, 2004 were as follows:

Tax Basis of                                                      Net Unrealized
Investments            Appreciation            Depreciation         Appreciation
--------------------------------------------------------------------------------
$147,527,315            $4,425,258              $2,396,885            $2,028,373
--------------------------------------------------------------------------------


                                            Aberdeen Global Income Fund, Inc. 33

The tax character of distributions paid during the fiscal years ended October 31, 2004 and October 31, 2003 was as follows:

                                                  October 31,        October 31,
                                                     2004               2003
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income                                  $7,119,747         $4,469,781
  Net Long-Term
    Capital Gains                                          --                 --
  Tax Return of Capital                                    --          2,637,483
                                                   -----------------------------
Total Taxable Distribution                         $7,119,747         $7,107,264
                                                   =============================

As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income -- net                             $          0
Undistributed long-term capital
  gains -- net                                                              0
                                                                 ------------
Total undistributed earnings                                     $          0
Capital loss carryforward                                          (2,789,729)*
Unrealized gain/(losses) -- net                                    16,109,923**
                                                                 ------------
Total accumulated earnings/
  (losses) -- net                                                $ 13,320,194
                                                                 ============

* On October 31, 2004, the Fund had a net capital loss carryforward of $2,789,729, of which $321,915 expires in 2009, $2,351,534 expires in 2010 and $116,280 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis unrealized gains/(losses) is attributable to: the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies and the tax deferral of losses on wash sales.

Note 6. Common Stock

There were 300 million shares of $.001 par value common stock authorized and 9,284,656 shares outstanding at October 31, 2004.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its common stock in the open market during any 12-month period, if and when the discount to net asset value is at least 10%. Through October 31, 2004, there have been no share repurchases through this program.

Note 7. Preferred Stock

There are 100 million shares of $.001 par value of Auction Market Preferred Stock ("Preferred Stock") authorized. The preferred shares have rights as determined by the Board of Directors. The 1,200 shares of Preferred Stock outstanding consist of one series, W-7. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends whether or not declared.


34 Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (concluded)

Dividends on the Preferred Stock are cumulative at a rate typically reset every twenty-eight days based on the results of an auction. Dividend rates ranged from 1.15% to 2.04% during the year ended October 31, 2004. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Charter are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

Note 8. Subsequent Dividends and Distributions

Subsequent to October 31, 2004, the Board of Directors of the Fund declared distributions of $ 0.06 per common share payable on December 17, 2004 and January 14, 2005 to common shareholders of record on November 30, 2004 and December 31, 2004, respectively.

Subsequent to October 31, 2004, dividends and distributions declared and paid on preferred shares totaled approximately $48,864 for the outstanding preferred share series through November 26, 2004.


                                            Aberdeen Global Income Fund, Inc. 35

Report of Independent Registered Public
Accounting Firm

To the Shareholders and the Board of Directors of Aberdeen Global Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Global Income Fund, Inc. (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2004


36 Aberdeen Global Income Fund, Inc.

Federal Tax Information: Dividends and
Distributions (unaudited)

Common and Preferred Shareholders:

Of the cash distributions paid by the Fund during the taxable year ended October 31, 2004, 96.53% represents income from foreign sources. The Fund has elected to pass through its foreign taxes to shareholders for the year ended October 31, 2004. Additionally, 1.52% of the cash distributions is attributable to foreign withholding taxes.

The foreign taxes paid or withheld represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid or withheld should be included as foreign source taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

ABERDEEN GLOBAL INCOME FUND, INC.


                                            Aberdeen Global Income Fund, Inc. 37

Automatic Dividend Reinvestment and
Cash Purchase Plan (unaudited)

Common shareholders are automatically enrolled in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, all distributions, net of any applicable withholding tax, will automatically be reinvested by the Plan Agent in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent. A shareholder whose shares are held by a broker or nominee that is unable to participate in the Plan may be required to have his shares re-registered in his own name to participate in the Plan.

Effective July 26, 2004, The Bank of New York became the Plan Agent, replacing EquiServe Trust Company, N.A. as Plan Agent. The Plan Agent serves as agent for the shareholders in administering the Plan. Distributions payable to Plan participants will be promptly invested. If the Fund declares a distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that distribution in newly-issued shares of common stock on identical terms and conditions.

In every other case, Plan participants will receive shares on the following basis: if, on payable date, the market price of the Fund's common stock plus any brokerage commission is equal to or exceeds net asset value per share, Plan participants will receive newly-issued shares of the Fund's common stock valued at the greater of net asset value per share or 95% of the then-current market price. If, on the other hand, the net asset value per share, plus any applicable brokerage commission, exceeds the market price at such time, the Plan Agent will buy shares of common stock in the open market. If the market price plus any applicable brokerage commission exceeds the net asset value per share as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and shall invest the balance available in newly issued shares valued at the greater of net asset value per share or 95% of the then-current market value. All reinvestments are in full and fractional shares carried to four decimal places.

As a result of the transfer of services from EquiServe Trust Company, N.A. to The Bank of New York, certain fees associated with the Plan may have changed. Fees payable by Plan participants are described below.

There is no direct charge to participants for reinvesting distributions, except for brokerage commissions. The Plan Agent's fees for the handling of the reinvestment of distributions are paid by the Fund. There will be no brokerage commissions charged with respect to shares


38 Aberdeen Global Income Fund, Inc.

Automatic Dividend Reinvestment and
Cash Purchase Plan (unaudited) (concluded)

issued directly by the Fund. However, each participant pays a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases. Purchases and sales may be made through a broker affiliated with the Plan Agent. The automatic reinvestment of distributions does not relieve participants of any federal income tax that may be payable on such distributions.

The Plan also allows participants to make voluntary cash investments by sending additional funds by a check drawn on a US bank, in US currency, payable to the Plan Agent in any amount of at least $100, with a maximum of $10,000 per month, with an aggregate annual limit of $120,000 for the purchase of shares of the Fund's common stock on the open market. Voluntary cash investments will be invested on or before the 15th day of the month, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities law. Cash investments may be commingled with the funds held by the Plan Agent for other shareholders of the Fund, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent will be the price per share allocable to each participant. In the event a participant's voluntary cash investment check is returned unpaid for any reason, the participant will be charged a $20.00 return fee.

Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice or pursuant to telephonic procedures established by the Plan Agent and will receive stock certificates for all full shares. The Plan Agent will convert any fractional shares to cash at the then-current market price, less a sales fee, and send a check to the participant for the proceeds. The sales fee payable will be the lesser of $10 or the net proceeds from the sale of the fractional share. If the transaction fee and commissions exceed the proceeds from the sale of the fractional share, participants will receive a transaction advice instead of a check. If, by giving proper notice to the Plan Agent, participants request cash in lieu of shares upon any withdrawal from the Plan, the Plan Agent will sell the shares and send the participant the proceeds, less a sales fee of $10 plus brokerage commissions of $0.10 per share.

The Fund or the Plan Agent reserves the right to amend or terminate the Plan either in full or partially upon 90 days written notice to each Plan participant.

All questions concerning the Plan should be directed to the Plan Agent, The Bank of New York, Shareholder Relations Department, P.O. Box 11258, Church Street Station, New York, NY 10286 or by calling 1-800-432-8224.


                                            Aberdeen Global Income Fund, Inc. 39

MANAGEMENT OF THE FUND (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. Directors that are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or the Investment Adviser are included in the table below under the heading "Interested Directors." Directors who are not interested persons as described above are referred to in the table below under the heading "Independent Directors."

BOARD OF DIRECTORS INFORMATION
====================================================================================================================================
INTERESTED DIRECTORS
====================================================================================================================================
                                                                                                  Number of
                                                                                                  Funds in Fund
                                                                                                  Complex*
                                            Term of                                               Overseen by
                             Position(s)    Office and                                            Director      Other Directorships
                             Held with      Length of       Principal Occupation(s)               or Nominee    Held by Director or
Name, Address & Age          the Fund       Time Served     During Past Five Years                for Director  Nominee for Director
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Gilbert**          Chairman       Term as         Mr. Gilbert is one of the founding    2             Aberdeen
c/o Aberdeen Asset           of Board;      Director        directors and the Chief Executive and               Asia-Pacific Income
Management Asia Limited      President      expires 2007;   an Executive Director of Aberdeen                   Fund, Inc.
21 Church Street             Class III      Director since  Asset Management PLC, the parent
#01-01 Capital Square Two    Director       2001            company of the Fund's Investment
Singapore 049480                                            Manager and Investment Adviser. He
Age: 49                                                     has been President of the Fund, of
                                                            Aberdeen Asia-Pacific Income Fund,
                                                            Inc., and Aberdeen Australia Equity
                                                            Fund, Inc. since February 2004. He
                                                            has been Chairman of the Board of the
                                                            Fund and of Aberdeen Asia-Pacific
                                                            Income Fund, Inc. since 2001. He has
                                                            been a Director of Aberdeen Asset
                                                            Management Asia Limited, the Fund's
                                                            Investment Manager (effective March
                                                            8, 2004) since 1991. Mr. Gilbert has
                                                            also been a Director of Aberdeen
                                                            Asset Management Limited (the Fund's
                                                            Investment Adviser) and Aberdeen
                                                            Asset Managers (C.I.) Limited (the
                                                            Fund's Investment Manager to March 8,
                                                            2004) since 2000.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
====================================================================================================================================
David L. Elsum, A.M.         Class I        Term expires    Mr. Elsum has been a member of the    3             Aberdeen Australia
c/o Aberdeen Asset           Director       2005; Director  State of Victoria Regulator-General                 Equity Fund, Inc.;
Management Asia Limited                     since 1992      Appeal Panel since 2001 and is                      Aberdeen
21 Church Street                                            Chairman of Stodart Investment Pty.                 Asia-Pacific Income
#01-01 Capital Square Two                                   Ltd.                                                Fund, Inc.
Singapore 049480
Age: 67
------------------------------------------------------------------------------------------------------------------------------------

* Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same "Fund Complex" as the Fund.
** Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund's Investment Manager and Investment Adviser.


                    Aberdeen Global Income Fund, Inc. 40 & 41

BOARD OF DIRECTORS INFORMATION (continued)
====================================================================================================================================
INDEPENDENT DIRECTORS (continued)
====================================================================================================================================
                                                                                                  Number of
                                                                                                  Funds in Fund
                                                                                                  Complex*
                                            Term of                                               Overseen by
                             Position(s)    Office and                                            Director      Other Directorships
                             Held with      Length of       Principal Occupation(s)               or Nominee    Held by Director or
Name, Address & Age          the Fund       Time Served     During Past Five Years                for Director  Nominee for Director
------------------------------------------------------------------------------------------------------------------------------------
Neville J. Miles             Class III      Term expires    Mr. Miles has been Chief Executive    3             Aberdeen Australia
2 Paddington Street          Director       2007; Director  Officer of Pulse International Pty.                 Equity Fund, Inc.;
Paddington, NSW 2021                        since 1999      Ltd. (financial transactions                        Aberdeen
Australia                                                   processing) since 2004. Mr. Miles has               Asia-Pacific Income
Age: 58                                                     also served, for over five years, as                Fund, Inc.
                                                            a Director of a number of Australian
                                                            companies.
------------------------------------------------------------------------------------------------------------------------------------
William J. Potter            Class II       Term expires    Mr. Potter has been President of      3             Aberdeen Australia
c/o Aberdeen Asset           Director       2006; Director  Ridgewood Group International Ltd.,                 Equity Fund, Inc.;
Management Asia Limited                     since 1992      an international consulting and                     Aberdeen
21 Church Street                                            merchant banking company, since 1989.               Asia-Pacific Income
#01-01 Capital Square Two                                   He has also been Chairman of Meredith               Fund, Inc.
Singapore 049480                                            Portfolio Management Inc. (investment
Age: 56                                                     management) since 2004 and President
                                                            of Kingsdale Capital (USA) Inc.
                                                            (private placement broker) since
                                                            2004.
------------------------------------------------------------------------------------------------------------------------------------
Peter D. Sacks               Class II       Term expires    Mr. Sacks has been Managing Partner   3             Aberdeen Australia
445 King Street West,        Director       2006; Director  of Toron Capital Markets, Inc.                      Equity Fund, Inc.;
4th Floor                                   since 1992      (investment management) since 1988.                 Aberdeen
Toronto, Ontario                                                                                                Asia-Pacific Income
M5V 1K4                                                                                                         Fund, Inc.
Canada
Age: 59
------------------------------------------------------------------------------------------------------------------------------------
Dr. Anton E. Schrafl         Preferred      Term expires    Dr. Schrafl has been Chairman of the  2             Aberdeen
Wiesenstrasse 7              Stock          2005; Director  Board of Dynavest Ltd., (investment                 Asia-Pacific Income
8008 Zurich                  Director       since 1993      management company) since 2002. He                  Fund, Inc.
Switzerland                                                 was Deputy Chairman of Holcim Limited
Age: 72                                                     (global manufacturer and distributor
                                                            of cement and allied products) from
                                                            1999 until 2002.
------------------------------------------------------------------------------------------------------------------------------------


                    Aberdeen Global Income Fund, Inc. 42 & 43

BOARD OF DIRECTORS INFORMATION (concluded)
====================================================================================================================================
INDEPENDENT DIRECTORS (concluded)
====================================================================================================================================
                                                                                                  Number of
                                                                                                  Funds in Fund
                                                                                                  Complex*
                                            Term of                                               Overseen by
                             Position(s)    Office and                                            Director      Other Directorships
                             Held with      Length of       Principal Occupation(s)               or Nominee    Held by Director or
Name, Address & Age          the Fund       Time Served     During Past Five Years                for Director  Nominee for Director
------------------------------------------------------------------------------------------------------------------------------------
E. Duff Scott                Class I        Term expires    Mr. Scott has been Chairman of QLT    1
c/o Aberdeen Asset           Director       2005; Director  Inc. (biopharmaceutical company)
Management Asia Limited                     since 1992      since 1999.
21 Church Street
#01-01 Capital Square Two
Singapore 049480
Age: 68
------------------------------------------------------------------------------------------------------------------------------------
John T. Sheehy               Preferred      Term expires    Mr. Sheehy has been Senior Managing   3             Aberdeen Australia
560 Sylvan Avenue            Stock          2005; Director  Director of B.V. Murray and Company                 Equity Fund, Inc.;
Englewood Cliffs, NJ         Director       since 1992      (investment banking) since 2001, and                Aberdeen
07632                                                       Managing Member of The Value Group                  Asia-Pacific Income
Age: 62                                                     LLC (venture capital) since 1997.                   Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Warren C. Smith              Class III      Term expires    Mr. Smith has been Managing Editor    1
1002 Sherbrooke St. W.       Director       2007; Director  of BCA Publications (financial
Suite 1600                                  since 1992      publications) since 1982.
Montreal, Quebec
H3A 3L6
Canada
Age: 49
------------------------------------------------------------------------------------------------------------------------------------

* Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same "Fund Complex" as the Fund.


                    Aberdeen Global Income Fund, Inc. 44 & 45

MANAGEMENT OF THE FUND (unaudited) (concluded)

INFORMATION REGARDING OFFICERS WHO ARE NOT DIRECTORS
====================================================================================================================================
                                            Term of
                             Position(s)    Office* and
                             Held with      Length of
Name, Address & Age          the Fund       Time Served     Principal Occupation(s) During Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Alison Briggs                Vice           Since 2004      Director of Economics and Fixed Interest of the Fund's Investment
Level 6,                     President**                    Adviser, Aberdeen Asset Management Limited (for more than 5 years).
201 Kent Street
Sydney, NSW 2000
Australia
Age: 32
------------------------------------------------------------------------------------------------------------------------------------
Andrew Smith                 Vice           Since 2004      Vice President of Murray Johnstone Group (from 1988 to 2000); Vice
45 Broadway, 21st Floor      President --                   President of Aberdeen Asset Management Inc. (since 2000).
New York, New York 10006     Compliance***
Age: 36
------------------------------------------------------------------------------------------------------------------------------------
Christian Pittard            Treasurer      Since 2001      Managing Director of Aberdeen Asset Managers (C.I.) Limited (the Fund's
No. 1 Seaton Place           and Assistant                  former Investment Manager) (since 2000); Managing Director of Aberdeen
St. Helier, Jersey JE4 8YJ   Secretary***                   Private Wealth Management (affiliate of the Fund's Investment Manager
Channel Islands                                             and Investment Adviser).
Age: 31
------------------------------------------------------------------------------------------------------------------------------------
Roy M. Randall               Secretary***   Since 1986      Consultant to The Seidler Law Firm, Australian counsel to the Fund
Level 12, Chifley Tower                                     (since 2003); Partner of Stikeman, Elliott, former Australian counsel to
2 Chifley Square                                            the Fund (from 1997 through 2002).
Sydney, NSW 2000
Australia
Age: 68
------------------------------------------------------------------------------------------------------------------------------------

* Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on June 9, 2004, except Mr. Smith who was elected on September 13, 2004.
** Ms. Briggs holds the same position with Aberdeen Asia-Pacific Income Fund, Inc., which may be deemed to be part of the same "Fund Complex" as the Fund.
*** Messrs. Smith, Pittard and Randall hold the same position(s) with Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc., both of which may be deemed to be a part of the same "Fund Complex" as the Fund.


                    Aberdeen Global Income Fund, Inc. 46 & 47

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


48 Aberdeen Global Income Fund, Inc.

Directors

Martin J. Gilbert, Chairman
David L. Elsum
Neville J. Miles
William J. Potter
Peter D. Sacks
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith

Officers

Martin J. Gilbert, President
Alison Briggs, Vice President
Andrew Smith, Vice President --
  Compliance
Christian Pittard, Treasurer and
  Assistant Secretary
Roy M. Randall, Secretary
Beverley Hendry, Assistant Treasurer
Timothy Sullivan, Assistant Treasurer
Andy Williams, Assistant Treasurer
Sander M. Bieber, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

[RECYCLED LOGO] Printed on post-consumer recycled paper


                                            Aberdeen Global Income Fund, Inc. 49

Corporate Information

Investment Manager           Aberdeen Asset Management Asia Limited
                             21 Church Street, #01-01 Capital Square Two
                             Singapore 049480

Investment Adviser           Aberdeen Asset Management Limited
                             Level 6, 201 Kent Street
                             Sydney, NSW 2000, Australia

Consultant                   CIBC World Markets, Inc.
                             BCE Place, Canada Trust Tower, P.O. Box 500
                             Toronto, Ontario, M5J 2S8 Canada

Administrator                Through October 31, 2004:
                             Princeton Administrators, L.P.
                             P.O. Box 9095
                             Princeton, NJ 08543-9095

                             Effective November 1, 2004:
                             Aberdeen Asset Management Inc.
                             45 Broadway, 21st Floor
                             New York, NY 10006

Custodian                    State Street Bank and Trust Company
                             1 Heritage Drive
                             North Quincy, MA 02171

Transfer Agent               The Bank of New York
                             Shareholder Relations Department, P.O. Box 11258
                             Church Street Station
                             New York, NY 10286
                             1-800-432-8224

Auction Agent                Deutsche Bank Trust Company Americas
                             280 Park Avenue, 9th Floor
                             New York, NY 10018

Independent Registered       PricewaterhouseCoopers LLP
Public Accounting Firm       300 Madison Avenue
                             New York, NY 10017

Legal Counsel                Dechert LLP
                             1775 I Street, N.W.
                             Washington, DC 20006

Investor Relations           Aberdeen Asset Management Inc.
                             45 Broadway, 21st Floor
                             New York, NY 10006
                             1-866-839-5233
                             InvestorRelations@aberdeen-asset.com

                                     [LOGO]
                                    Aberdeen

                     Aberdeen Asset Management Asia Limited

    The common shares of Aberdeen Global Income Fund, Inc. are traded on the American Stock Exchange under the symbol "FCO." Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

 This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 - Code of Ethics

      (a) As of October 31, 2004, the Registrant had adopted a Code of Ethics that applies to its principal executive officer, principal financial officer and principal accounting officer which is designed to deter wrongdoing and promote:

            (i) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

            (ii) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

            (iii) Compliance with applicable governmental laws, rules, and regulations;

            (iv) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

            (v)   Accountability for adherence to the code.

            Copies of the Code of Ethics may be requested free of charge by calling toll free on 1-866-839-5233.

      (c) During the period covered by this report, the Code of Ethics referred to in 2(a) above was amended to reflect the appointment of a Chief Compliance Officer pursuant to Rule 38a-1 of the Investment Company Act of 1940. Appendix A of the Code of Ethics was also amended to reflect the new President of the Fund, the new Chief Compliance Officer and new executive officers.

      (d) During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in 2(a) above.

      (e)   Not applicable

      (f)   A copy of the Code of Ethics has been filed with this Form N-CSR as
            Item 12(a)(1)

Item 3 - Audit Committee Financial Expert

      The Board of Directors of the Registrant has designated William Potter and Peter Sacks as Audit Committee Financial Experts. Mr Potter and Mr Sacks are both considered by the Board to be independent directors as interpreted under this Item 3.

Item 4 - Principal Accountant Fees and Services

      (a) - (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):-

           Fiscal                    (a)                     (b)(1)                (c)(2)                  (d)
         Year ended              Audit Fees           Audit-Related Fees          Tax Fees            All Other Fees
      October 31, 2004             $93,000                  $ 8,500               $ 5,500                  Nil
      October 31, 2003             $96,500                  $24,500               $ 4,900                  Nil

      (1) The Audit-Related Fees are for reviewing the Basic Maintenance Tests carried out in respect of the Registrant's Auction Market Preferred Stock.

      (2) The Tax Fees are for the completion of the Registrant's federal and state tax returns.

      (e)   Below are the Registrant's Pre-Approval Policies and Procedures:-

            (1) Audit Committee Pre-Approval Policies and Procedures

                      PRE-APPROVAL POLICIES AND PROCEDURES

                                as adopted by the

                                AUDIT COMMITTEES
                                       of
                      ABERDEEN AUSTRALIA EQUITY FUND, INC.
                     ABERDEEN ASIA-PACIFIC INCOME FUND, INC.
                        ABERDEEN GLOBAL INCOME FUND, INC.
                                    ("FUNDS")

      The Sarbanes-Oxley Act of 2002 ("Act") and rules adopted by the Securities and Exchange Commission ("SEC") require that the Audit Committee of each Fund pre-approve all audit services and non-audit services provided to the

      Fund by its independent accountant ("Auditor").(1) The Act and such SEC rules also require that the Audit Committee of each Fund pre-approve all non-audit services provided by the Auditor to (i) the Fund's investment manager, (ii) the Fund's investment adviser, and (iii) any entity controlling, controlled by, or under common control with the investment manager or investment adviser that provides ongoing services to the Fund (entities in (i), (ii) and (iii), hereinafter "Service Affiliates")(2) if the engagement for such Service Affiliates relates directly to the operations and financial reporting of the Fund ("Covered Non-Audit Services").(3)

      The following policies and procedures govern the ways in which the Audit Committee of each Fund will consider the pre-approval of audit and non-audit services that the Auditor provides to the Fund, and Covered Non-Audit services that the Auditor proposes to provide to Service Affiliates.(4) These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to any services that an audit firm other than the Auditor provides to such entities.

      These policies and procedures comply with applicable legal requirements for pre-approval, and also provide a mechanism by which management of the Funds and Service Affiliates may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

      The following policies and procedures are adopted by the Audit Committee of each Fund.

      A.    General

      1. The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Fund.

      2. The Audit Committee must pre-approve any engagement of the Auditor to provide Covered Non-Audit Services to any Service Affiliate during the period of the Auditor's engagement to provide audit services to the Fund.

      B.    Pre-Approval of Audit Services to the Fund

      1. The Audit Committee shall approve the engagement of the Fund's Auditor for each fiscal year (the "Engagement"). The approval of the Engagement shall not be delegated to a Designated Member. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider information concerning the proposed Auditor sufficient to enable the Audit Committee to make a reasonable evaluation of the Auditor's qualifications and independence. The Audit Committee also shall consider the Auditor's proposed fees for the Engagement, in light of the scope and nature of the audit services that the Fund will receive.

----------

(1) The term "Auditor," as used in these procedures, means the firm engaged to provide the Fund with services listed in Appendix A.

(2)   Service Affiliates are listed in Appendix D.

(3) Examples of types of non-audit services that may be provided to the Fund or a Service Affiliate are listed in Appendix B. Note that applicable law also prohibits the provision of certain services by the Auditor to entities in the "fund complex." The "fund complex" includes Service Affiliates and other entities. These prohibited services are listed in Appendix C. Fund Complex Entities are also listed in Appendix C.

(4) Unless otherwise indicated by the context, the term "non-audit services" herein includes non-audit services for the Fund as well as Covered Non-Audit Services for a Service Affiliate.

      2. The Audit Committee shall report to the Fund's board of directors ("Board") regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

      3. Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) ("Independent Directors").

      C. Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates - by Types or Categories of Services

      1. The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Fund and Covered Non-Audit Services for its Service Affiliates pursuant to this Section C.

      2. Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Fund and of the Service Affiliates, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following:
            (a) a list of those types of non-audit services, if any, that the Fund expects to request from the Auditor during the fiscal year; and
            (b) a list of those types of Covered Non-Audit Services that Service Affiliates expect to request from the Auditor during the fiscal year.

      3. The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

      4. Standard for Pre-Approval The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix C) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor. In connection with any such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

      5. The Audit Committee's pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Fund to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to such conditions as may have been set by the Audit Committee.

      6. Fund management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

      D. Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates - Project-by-Project Basis

      1. Non-audit services may be pre-approved on a project-by-project basis pursuant to this Section D, subject to the Standard for Pre-Approval in Section C.

      2. The Audit Committee, from time to time, may, by resolution, designate one or more of its members who are Independent Directors (each a "Designated Member") to consider, on the Audit Committee's behalf, (i) any non-audit services proposed to be provided to the Fund that have not been pre-approved in accordance with these Procedures, (ii) any Covered Non-Audit Services proposed to be provided to any Service Affiliate, that have not been pre-approved in accordance with these Procedures and (iii) any proposed material change in the nature or cost of any non-audit service, including any Covered Non-Audit Service, previously approved. The authority delegated to the Designated Member shall be subject to such conditions as the Audit Committee may specify by resolution from time to time.

      3. Management of the Fund or of the relevant Service Affiliate, in consultation with the Auditor, may submit either to the Audit Committee or to a Designated Member for its consideration and action, a pre-approval request identifying one or more non-audit service projects for the Fund or Covered Non-Audit Service projects for a Service Affiliate, as well as any material changes proposed in a service that has been pre-approved. Any request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request. For any material change in the nature or cost of a pre-approved service, the request shall also describe reasons why the change is requested. The Audit Committee or Designated Member, as applicable, shall review the request subject to the Standard for Review in Section C.

      4. The Audit Committee or Designated Member, as applicable, will review the requested non-audit service or proposed material change in such service in light of the Standard for Pre-Approval in Section C. If the review is by a Designated Member, such Designated Member will either:

            (a) pre-approve, pre-approve subject to conditions, or disapprove any such requested service, or any proposed material change in such service, whether to the Fund or to a Service Affiliate; or

            (b) refer such matter to the full Audit Committee for its consideration and action.

            In considering any requested non-audit service or proposed material change in such service, the Designated Member shall take into account any restrictions placed by the Audit Committee on his pre-approval authority.

      5. The Designated Member's pre-approval (or pre-approval subject to conditions) of a requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Fund or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit service so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next regularly scheduled meeting.

      E. Covered Non-Audit Services Provided to Covered Entities Pursuant to Waiver

            Note: It is generally expected that non-prohibited non-audit services, even when they do not involve significant fees, will be pre-approved in accordance with Section C or D.

      1. The Act provides a limited exception to the requirement that non-audit services (that are not prohibited services) must be pre-approved. This exception is designed to prevent the disqualification of the Auditor due to a minor oversight and is to be used only rarely and only if each of the following conditions is satisfied:

            (a) The aggregate fees and costs of all non-audit services (including Covered Non-Audit Services) that, but for the limited exception provided by this Section E, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Service Affiliates to the Auditor during the fiscal year during which such non-audit services are provided;

            (b) At the time of the engagement for such services, the Fund did not recognize that the services were "non-audit services" that required pre-approval; and

            (c) Each such service is (i) brought promptly to the attention of the Audit Committee, (ii) is approved prior to the completion of the audit by the Audit Committee or a Designated Member, in accordance with the Standard for Pre-Approval set forth in Section C and (iii) is approved based upon a determination that the service is eligible for the waiver provided by this Section E.

      F.    Amendment; Annual Review

      1.    The Audit Committee may amend these procedures from time to time.

      2. These procedures shall be reviewed periodically, as needed, by the Audit Committee.

      G.    Recordkeeping

      1. The Fund shall maintain a written record of all decisions made by the Audit Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting material.

      2. In connection with the approval of any non-audit service pursuant to the de minimis exception provided in Section E of these procedures, a record shall be made indicating that each of the conditions for this exception has been satisfied.

      3. A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred t o in paragraph 1 and 2 of this Section G shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

                                   APPENDIX A

                                 AUDIT SERVICES

      For purposes of these Procedures, "audit services" include the following activities:

      1. Annual audit of the Fund's financial statements and quarterly reviews.

      2. Other procedures, including review of tax provisions, that need to be performed by the Auditor in order to provide an opinion on the Fund's financial statements, including tests performed to evaluate the Fund's internal control systems, review of information systems and procedures.

      3. Preparation of the Auditor's report on the Fund's internal controls for financial reporting, and related procedures.

      4. Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, and statutory audits.

                                   APPENDIX B

                               NON-AUDIT SERVICES

      For purposes of these Procedures, the following services are "non-audit services." If the services would be provided to a Covered Entity and the engagement would relate directly to the operations and financial reporting of the Fund, these services would be Covered Non-Audit Services and, if not prohibited, are subject to the pre-approval requirements of these Procedures.

      Audit-Related Services (traditionally performed by the firm engaged as Auditor)

      1.    Audit of an employee benefit plan.
      2.    Due diligence procedures related to mergers and acquisitions.
      3.    Review of internal controls.
      4. Consultations concerning financial accounting and reporting standards.
      5. Testing services related to a fund's Auction Market Preferred Stock, as applicable.

      Tax Services

      1.    Tax compliance services, including preparation of tax returns.
      2.    Tax planning and advice.

      Other Non-Audit Services

      1.    Advisory and consultation services.
      2.    Other non-audit services not listed above.

                                   APPENDIX C

                               PROHIBITED SERVICES

      In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Fund Complex Entity, subject to limited exceptions noted below. Fund Complex Entities include:

            1.    The Fund, its investment manager and investment adviser;
            2. Any entity controlled by or controlling the Fund's investment manager or investment adviser, or any entity under common control with the Fund's investment manager or investment adviser if such entity (a) is an investment manager or investment adviser, or (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and
            3. Any investment company (including entities that would be investment companies but for the exclusions provided by
                  Section 3(c) of the Investment Company Act of 1940) advised by the Fund's investment manager or investment adviser or by an entity in paragraph 2, above.

      Note: The term "investment adviser" for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

      The following entities are "Fund Complex Entities:"

      Investment Managers/Advisers:
      Aberdeen Asset Management Limited
      Aberdeen Asset Managers (CI) Limited
      Aberdeen Asset Managers Ltd.
      Aberdeen Asset Management Asia Ltd.
      Aberdeen Asset Management PLC

      Funds:
      Aberdeen Australia Equity Fund, Inc.
      Aberdeen Asia-Pacific Income Fund, Inc.
      Aberdeen Global Income Fund, Inc.
      Aberdeen Asia-Pacific Income Investment Company Limited

      The following services may not be provided by the Fund's Auditor to a Fund Complex Entity, subject to the exceptions noted:

      1. Bookkeeping or other services related to the accounting records or financial statements of a Fund Complex Entity, including;

            o Maintaining or preparing the accounting records for a Fund Complex Entity;

            o Preparing a Fund Complex Entity's financial statements that are filed with the Securities Exchange Commission ("SEC"), or that form the basis that form the basis for such financial statements; or

            o Preparing or originating source data underlying a Fund Complex Entity's financial statements.

      2.    Financial information systems design and implementation, including:

            o Directly or indirectly operating, or supervising the operation of, a Fund Complex Entity's information system or managing a Fund Complex Entity's local area network.

            o Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to a Fund Complex Entity's financial statements or other financial information systems taken as a whole.

      3. Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

      4. Actuarial services. This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in a Fund Complex Entity's financial statements and related accounts. This prohibition does not apply to providing assistance to a Fund Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

      5. Internal audit outsourcing services. This category includes any internal audit service for a Fund Complex Entity that has been outsourced by the Fund Complex Entity that relates to the Fund Complex Entity's internal accounting controls, financial systems, or financial statements.

      Exception: The foregoing services 1-5 may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of a Fund Complex Entity's financial statements.

      6. Management functions. This category includes acting, temporarily or permanently, as a director, officer, or employee of a Fund Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for a Fund Complex Entity.

      7.    Human resources. Services in this category are:

            o searching for or seeking out prospective candidates for managerial, executive, or director positions;

            o engaging in psychological testing, or other formal testing or evaluation programs;

            o undertaking reference checks of prospective candidates for an executive or director position;

            o acting as a negotiator on behalf of a Fund Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

            o recommending, or advising a Fund Complex Entity to hire, a specific candidate for a specific job (except that the Fund's independent accountant may, upon request by a Fund Complex Entity, interview candidates and advise the Fund Complex Entity on the candidate's competence for financial accounting, administrative, or control positions).

      8. Broker-dealer, investment adviser, or investment banking services. Services in this category are:

            o acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of a Fund Complex Entity;

            o making investment decisions on behalf of a Fund Complex Entity, or otherwise having discretionary authority over an audit client's investments;

            o executing a transaction to buy or sell an audit client's investment; or

            o having custody of assets of a Fund Complex Entity, such as taking temporary possession of securities purchased by a Fund Complex Entity.

      9. Legal services. A prohibited legal service is any service to a Fund Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

      10. Expert services unrelated to the audit. This category includes providing an expert opinion or other expert service for a Fund Complex Entity, or a Fund Complex Entity's legal representative, for the purpose of advocating a Fund Complex Entity's interests in litigation or in a regulatory or administrative proceeding or investigation. This prohibition is not applicable to cases in which the Fund's independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to a Fund Complex Entity.

                                   APPENDIX D

                               SERVICE AFFILIATES

      Any non-prohibited Covered Non-Audit Service provided to the following entities must be pre-approved as provided in these Procedures:

      Aberdeen Asset Management Limited
      Aberdeen Asset Managers (CI) Limited
      Aberdeen Asset Managers Ltd.
      Aberdeen Asset Management Asia Ltd.

      Item 4 continued

            (2) None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to paragraph
                  (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f)   Not applicable

      (g)   Non-Audit Fees

                                                               Fiscal Year Ended       Fiscal Year Ended
                                                                October 31, 2004         October 31, 2003
            Registrant                                               $14,000                 $29,400
            Registrant's Investment Manager:-
               Prior to March 8, 2004 -
               Aberdeen Asset Managers (C.I.) Limited                  Nil                   $29,000
               Effective March 8, 2004 -
               Aberdeen Asset Management Asia Limited                  Nil                     Nil

      (h) The Registrant's Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence and has concluded that it is.

Item 5 - Audit Committee of Listed Registrants

      (a) The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

            The audit committee members are:

            William J. Potter
            Peter D. Sacks
            E. Duff Scott

      (b)   Not applicable

Item 6 - Schedule of Investments

      Included as part of the report to shareholders filed under Item 1 of this Form N-CSR

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

      Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant's Board has the opportunity to periodically review the Investment Manager's and Investment Adviser's proxy voting policies and material amendments thereto. The Registrant's Board of Directors most recently ratified the proxy voting policies of the Investment Manager and Investment Adviser in September 2003. The Registrant's Proxy Voting Policy and Procedures, and the policies of the Registrant's Investment Manager and Investment Adviser, are currently under review for possible revision.

      The proxy voting policies of the Registrant and its Investment Manager and Investment Adviser appear below:-

      Proxy Voting Policies and Procedures of the Registrant

      I.    Statement of Policy

      The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by the Aberdeen investment companies that are registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"), ("Funds" and each a "Fund")(5) and by the Boards of Directors ("Boards") which oversee the Funds with respect to voting securities held by the Funds. These Policies and Procedures are adopted to ensure compliance with Rule 30b1-4 of the 1940 Act and other applicable obligations of the Funds under the rules and regulations of the SEC and interpretations of its staff ("Staff"). It is the policy of the Funds to seek to assure that proxies received by each Fund are voted in the best interest of each Fund's stockholders.

----------

(5) Currently, the only Funds are closed-end funds consisting of Aberdeen Australia Equity Fund, Inc. ("IAF"), Aberdeen Asia-Pacific Income Fund, Inc. ("FAX"), and Aberdeen Global Income Fund, Inc. ("FCO"). These Policies and Procedures will only be implemented by the Funds to the extent that they invest in voting securities. At this time, FAX and FCO invest only in fixed income, or non-voting, securities. Each Fund will file a disclosure report to the extent required by law.

      II.   Definitions

            A. "Best interest of Fund stockholders" - means stockholders' best economic interest over the long term, i.e., the common interest that all stockholders have in seeing the value of a common investment increase over time. Stockholders may have differing political or social interests, but their best economic interest is generally uniform.

            B. "Conflict of interest" - means circumstances when a proxy vote presents a conflict between the interests of Fund stockholders, on the one hand, and those of the Fund's investment manager,(6) investment adviser,(7) principal underwriter, or an affiliated person of the Fund, its Manager, Adviser, or principal underwriter, on the other, in how proxies are voted. In practical terms, these circumstances generally would arise when a Fund's Manager or Adviser knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a material conflict between its own interests and the interests of stockholders in how proxies of that issuer are voted. A conflict might exist in circumstances when the Fund's Manager or Adviser has actual knowledge of a material business arrangement between a particular proxy issuer (or closely affiliated entity) and the parent company or a corporate affiliate of the Fund's Manager or Adviser. The Funds believe that a conflict of interest generally would not arise merely because a proxy issuer has a material business arrangement with a Fund's principal underwriter, or with an affiliated person of the principal underwriter or the Funds (other than a Fund's Manager or Adviser or their respective parent company), because (1) each Fund's Manager or Adviser will generally make proxy voting decisions for the Fund under the delegation arrangements described below; (2) each Fund's principal underwriter is not affiliated with its Manager or Adviser and will not have any input into the Manager's or Adviser's proxy voting decisions for the Fund; (3) other affiliated persons of the principal underwriter or the Fund (other than the Fund's Manager or Adviser) likewise will not have any input into proxy voting decisions for the Fund; and (4) each Fund's Manager or Adviser is unlikely to be aware of, or have any interest in, any business arrangement between the proxy issuer and the Fund's principal underwriter, or between the proxy issuer and an affiliated person of the principal underwriter or the Fund.

      III.  Delegation of Responsibility for Proxy Voting

            A. Each Fund's Board annually evaluates its Fund's contract with its Manager and Adviser, and decides whether to renew the contract. This process gives each Fund an annual opportunity to ensure that its Manager's and Adviser's investment philosophy is generally consistent with its investment objectives and the best economic interests of its stockholders.

            B. Because the investment philosophy of each Fund's Manager and Adviser is generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders, investment decisions for each Fund should generally be consistent with its Manager's and Adviser's philosophy. In proxy voting decisions, as in other investment decisions, each Fund's Manager or Adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders.

----------

(6) Aberdeen Asset Management Asia Limited serves as investment manager ("Manager") to each Fund.

(7) Aberdeen Asset Management Limited serves as investment adviser ("Adviser") to each Fund.

            C. Accordingly, each Fund has chosen to delegate all responsibility for proxy voting to its Manager and Adviser, provided that each Fund's Board has the opportunity to periodically review and approve their proxy voting policies and any material amendments (and that the policies contains provisions to address any conflicts of interest as described below). The Trade Processing Department of the Manager will serve as the Proxy Administrator and will take responsibility for ensuring, among other things, that the vote for each proxy is cast in accordance with the proxy voting policies and procedures of the Manager and the Adviser. A Proxy Committee of the Adviser will take responsibility for determining whether and how to vote each proxy, whether a conflict of interest exists, and how such conflicts are to be resolved in accordance with the proxy voting policies and procedures of the Manager and the Adviser. Under this delegation, the Manager and Adviser may vote, abstain from voting, or take no action on proxies for a Fund in any manner consistent with the Manager's and Adviser's proxy voting policies (subject to provisions for addressing conflicts of interest). Each Fund may revoke all or part of such delegation at any time by a vote of its Board. In the event that a Fund revokes the delegation of proxy voting responsibility to its Manager and Adviser, the Fund will assume full responsibility for ensuring that proxies are voted in the best interest of its stockholders, and will promptly notify stockholders of the revocation. Thereafter, such Fund will vote proxies of portfolio securities consistently with the policies of its Manager and Adviser, or develop its own basis for voting on particular matters.

            D. This delegation generally applies to all proxy voting matters on which each Fund may vote, such as corporate governance matters (including changes in the state of incorporation, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority provisions); changes to capital structure, including increases and decreases of capital and preferred stock issuance; stock option plans and other management compensation issues; and social and corporate responsibility issues. This delegation permits the Manager and Adviser to vote (or abstain from voting or take no action on) proxies relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted, and to vote based on the Adviser's decisions or on provisions of the Manager's and Adviser's proxy policies that may support or give weight to the views of management of a portfolio company.

      IV.   Conflicts of Interest

            A. Each Fund recognizes that in unusual circumstances, a conflict of interest in how proxies are voted may appear to exist, such as when its Manager or Adviser knowingly does business with a particular proxy issuer or closely affiliated entity or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, and the adviser's parent or an affiliated subsidiary.

            B. In those circumstances, to avoid any appearance concerns, each Fund believes it is appropriate for its Manager or Adviser to follow an alternative voting procedure rather than to vote proxies in the Manager's or Adviser's sole discretion. Some examples of acceptable alternative voting procedures for resolving conflicts of interest include the following:

            (1) Causing the proxies to be "echo voted" or "mirror voted" in the same proportion as the votes of other proxy holders that are not Fund stockholders;

            (2) Causing the proxies to be voted in accordance with the recommendations of an independent service provider that the Manager or Adviser may use to assist it in voting proxies;

            (3) Notifying a Fund's Board, a designated Board committee or a representative of either, of the conflict of interest and seeking a waiver of the conflict to permit the Manager or Adviser to vote the proxies as it chooses under its usual policy; or

            (4) Forwarding the proxies to a Fund's Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself.

            C. Each Fund generally delegates all responsibility for resolving conflicts of interest to the Fund's Adviser, provided that the Adviser's proxy voting policy (as approved by the Fund's Board) includes acceptable alternative voting procedures for resolving material conflicts of interest, such as the procedures described above. Under this delegation, the Adviser may resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy. Each Fund may revoke all or part of this delegation at any time by a vote of its Board. In the event that a Fund revokes the delegation of responsibility for resolving conflicts of interest to the Adviser, the Fund will seek to resolve any conflicts of interest in the best interest of stockholders. In doing so, the Fund may follow any of the procedures described in Paragraph III.B., above.

      V.    Disclosure of Policy or Description/Proxy Voting Record

            A. Each Fund, unless it invests exclusively in non-voting securities, will disclose its proxy voting policy or a description of it (and its Manager's and Adviser's proxy voting policy, or a description of them), in the Fund's annual report on Form N-CSR (beginning with the first annual report filed on or after July 1, 2003). The Fund will disclose that this proxy voting policy or a description of it (and the Manager's and Adviser's proxy voting policy or a description) is available without charge, upon request, (1) by calling, toll-free, 1-800-522-5465; and (2) on the SEC's website at http://www.sec.gov. Upon any request for a proxy voting policy or description of it, the policy or the description (or a copy of the most recent annual report containing the policy or description) will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

            B. Each Fund will also disclose in its annual report (beginning with the first annual report filed on or after August 31, 2004) that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30, (1) by calling, toll-free, 1-800-522-5465; and (ii) on the SEC's website at http://www.sec.gov. Upon any request for the Fund's proxy voting record, a copy of the information disclosed in its most recent Form N-PX will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

            C. Each Fund will file Form N-PX, completed and signed in the manner required, containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC.

            D. Each Fund will disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any stockholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

            o     The name of the issuer of the portfolio security;

            o The exchange ticker symbol of the portfolio security except to the extent not available through reasonably practicable means;

            o The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security except to the extent not available through reasonably practicable means;

            o     The stockholder meeting date;

            o     A brief identification of the matter voted on;

            o Whether the matter was proposed by the issuer or by a security holder;

            o     Whether the Fund cast its vote on the matter;

            o How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

            o     Whether the Fund cast its vote for or against management.

      Adopted effective December 9, 2004.

      Proxy Voting Policies and Procedures of the Registrant's Investment Manager and Investment Adviser

                        Aberdeen U.S. Registered Advisers

                      Proxy Voting Policies and Procedures

      The following are proxy voting policies and procedures ("Policies and Procedures") adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"), that are subsidiaries of Aberdeen Asset Management PLC ("AAM"); including, specifically, Aberdeen Asset Managers (C.I.) Limited, a Channel Islands corporation ("Aberdeen Jersey"); Aberdeen Asset Management Limited, an Australian corporation ("Aberdeen AU"); Aberdeen Fund Managers Inc. (d/b/a Aberdeen Asset Management Inc.), a Delaware corporation ("Aberdeen FL"), and Aberdeen Asset Management Asia Limited, a Singapore corporation ("Aberdeen Singapore") (collectively referred to herein as "Aberdeen Advisers" and each an "Aberdeen Adviser") (collectively with AAM, "Aberdeen").(8) Pursuant to a Memorandum of Understanding ("MOU"), Aberdeen Singapore and Aberdeen Asset Managers Ltd ("Aberdeen UK"), a non-U.S. registered adviser, provide portfolio management resources to certain U.S. funds or clients of Aberdeen FL which include substantive advice on voting proxies for certain equity securities. In addition, Aberdeen Singapore and Aberdeen UK have entered into a similar MOU with Aberdeen Jersey and Aberdeen AU under which either entity may also provide substantive advice on proxy voting to certain U.S. funds or clients of Aberdeen Jersey and Aberdeen AU. To the extent that Aberdeen UK provides advisory services to any clients of Aberdeen FL or to U.S. clients of Aberdeen Jersey or Aberdeen AU, Aberdeen UK will follow these Policies and Procedures as part of providing such advisory services. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

      Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") ("Funds" and each a "Fund"), and other U.S. residents as well as non-U.S. registered funds or clients. Any Aberdeen Adviser located in the United States follows these Policies and Procedures for each of its respective clients as required under the Advisers Act and other applicable law, unless expressly

----------

(8) These Policies and Procedures address proxy voting considerations under U.S. law and regulation and do not address the laws or requirements of other jurisdictions.

      directed by a client in writing to refrain from voting that client's proxies or to vote in accordance with the client's proxy voting policies and procedures. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their Boards of Directors.

      I.    Definitions

            A. "Best interest of clients". Clients' best economic interests over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

            B. "Material conflict of interest". Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

      II.   General Voting Policies

            A. Client's Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

            B. Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

            C. Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

            D. Individualized. These Policies and Procedures are tailored to suit Aberdeen's advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients' directions.

            E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below, to resolve such conflict.

            F. Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

                  1. No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients' custodians are instructed to mail proxy material directly to such clients.

                  2. Limited Value. Aberdeen Advisers may abstain from voting a client proxy if the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

                  3. Unjustifiable Costs. Aberdeen may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

                  4. Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

                  5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

                  6. Special Considerations. Aberdeen's responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, Aberdeen may follow the client's direction or may request that the client vote the proxy directly.

            G. Sources of Information. Aberdeen may conduct research internally and/or use the resources of an independent research consultant. Aberdeen may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

            H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser will delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of Aberdeen clients.

            I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

            J. Disclosure of Vote. As disclosed in Part II of each Aberdeen Adviser's Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

      III.  Specific Voting Policies

            A. General Philosophy.

                  o Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

                  o Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

                  o Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

            B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

            C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

            D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

            E. Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

            F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company's corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

      IV.   Proxy Voting Procedures

      This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

            A. Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the relevant Aberdeen Adviser's proxy administrator ("PA"). Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge. Each proxy received is matched to the securities to be voted.

            B. Material Conflicts of Interest.

                  1. Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts (Analysts") and senior management of each Aberdeen Adviser have an affirmative duty to disclose to the relevant proxy committees any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

                  2. When a material conflict of interest between an Aberdeen Adviser's interests and its clients' interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) "echo vote" or "mirror vote" the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

            C. Analysts. The PA for each Aberdeen Adviser will ensure that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the relevant PA will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA. The Analyst may consult with the PA as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

            D. Vote. The following describes the breakdown of responsibilities between the PA and the Proxy Committee ("PC") of each Aberdeen Adviser in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

                  1. Aberdeen FL

      The PA for Aberdeen FL ("PA-FL"), who resides in Ft. Lauderdale, and the PA for Aberdeen UK ("PA-UK"), which is part of the Trade Processing Department resident in Aberdeen, Scotland, are responsible for ensuring that votes for Aberdeen FL clients are cast and cast in accordance with these Policies and Procedures. The PA-FL and the PA-UK are identified more specifically on Appendix A1. The PA-FL is primarily responsible for administering proxy votes for the Phoenix funds which are sub-advised by Aberdeen FL.

      Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst whether located in Aberdeen FL, Aberdeen UK or Aberdeen Singapore. Under Aberdeen-FL's MOU with Aberdeen Singapore, the relevant Analyst for Far East equity securities will generally reside in Aberdeen Singapore.

      In the event that a material conflict of interest is identified by any Analyst, whether in Aberdeen FL, Aberdeen UK or Aberdeen Singapore, decisions on how to vote will be referred to the Aberdeen FL proxy committee ("PC-FL/UK"). Under Aberdeen FL's MOU with Aberdeen UK, the PC-FL/UK is headquartered in Glasgow, Scotland, and includes the Chief Investment Officer or Deputy Chief Investment Officer, the head of the Socially Responsible Investing ("SRI") Team and a member of the Compliance team, who are more specifically identified on Appendix A1. The PC-FL/UK meets as needed to consider material conflicts of interest or any other items raising unique issues. If the PC-FL/UK determines that there is no material conflict of interest, the vote recommendation will be forwarded to the appropriate proxy administrator, either the PA-FL or PA-UK. If a material conflict of interest is identified, the PC-FL/UK will follow the conflict of interest procedures set forth in Section IV.B.2., above.

      Aberdeen FL has engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically.(9) Votes for some of the wrap accounts are handled manually and hard copies of any manual votes cast are maintained in the Florida office of Aberdeen FL. Pursuant to the MOU, Aberdeen UK votes proxies for certain U.S. clients of Aberdeen FL. Aberdeen UK has engaged Institutional Shareholder Services ("ISS"), a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In the absence of any material conflict of interest, Aberdeen FL may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. For clients on the ISS system, votes are automatically entered in accordance with ISS recommendations unless the PA-UK expressly changes the vote prior to the voting deadline with appropriate analyst documentation. In the event of a material conflict of interest, Aberdeen FL will follow the procedures outlined in Section IV.B.2, above.

            2. Aberdeen Jersey, Aberdeen AU and Aberdeen Singapore

      Aberdeen Jersey and Aberdeen AU are responsible for voting proxies for the Funds. The PA for Aberdeen Jersey and Aberdeen AU ("PA-Jersey") is the Trade Processing Department in Jersey, Channel Islands, members of which are more specifically identified on Appendix A2. The PA-Jersey is responsible for ensuring that votes are cast and cast in accordance with these Policies and Procedures. The PA-Jersey uses ProxyEdge to electronically cast votes for the Funds and to maintain electronic records of the votes cast.

      Responsibility for considering the substantive issues relating to any Fund vote and for deciding how the shares will be voted resides with relevant equity and/or fixed income Analyst. Pursuant to the MOU among Aberdeen Jersey, Aberdeen AU and Aberdeen UK, the relevant Analyst may be a member of the Fund portfolio management team in London, England. In the event that a material conflict of interest is identified, decisions on how to vote will be referred to the proxy committee ("PC-AU") located in Aberdeen AU. The PC-AU includes the Heads of Equity and Fixed Income Portfolio

----------

(9) The Phoenix Funds, sub-advised by Aberdeen FL, require electronic voting through ProxyEdge. Custodians for certain other clients also provide the PA-FL with access to ProxyEdge.

      Management and the Compliance Officer, who are more specifically identified on Appendix A2. The PC-AU meets as needed to consider a material conflict of interest or any other items raising unique issues. If the PC-AU determines there is no material conflict of interest, the vote recommendation will be forwarded to the PA-Jersey to be cast. If a material conflict of interest is identified, the PC-AU will follow the conflict of interest procedures set forth in Section IV.B.2., above, and in the Aberdeen Funds Proxy Voting Policy and Procedures.

      Aberdeen Singapore currently provides advice to Aberdeen Jersey and Aberdeen AU only with respect to fixed income securities. In the event that Aberdeen Singapore later provides advice to either Aberdeen Jersey and Aberdeen AU with respect to equity securities, Aberdeen Singapore may designate its own PA and PC. At present, a member of the PC-AU already serves as an Aberdeen Singapore Analyst and this member will serve on the Aberdeen Singapore PC with respect to proxy voting advice rendered to Aberdeen Jersey and Aberdeen AU to the extent such a committee may be necessary.

            E. Review. Each PA is responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

      V.    Documentation, Recordkeeping and Reporting Requirements

            A. Documentation. The Aberdeen PAs are responsible for:

                  1. Implementing and updating these Policies and Procedures;

                  2. Overseeing the proxy voting process;

                  3. Consulting with portfolio managers/analysts for the relevant portfolio security; and

                  4. Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

            B. RecordKeeping.

                  1. Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account of Aberdeen FL will be maintained by either ISS and Proxy Edge, depending on the client account. Similarly, electronic proxy statements and the record of each vote cast by each U.S. client account of Aberdeen Jersey will be maintained by Proxy Edge.(10) Aberdeen FL shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients' votes promptly upon request. Aberdeen Jersey shall obtain and maintain an undertaking from Proxy Edge to provide it with copies of proxy voting records and other documents relating to votes for its U.S. clients promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

----------

(10) A Fund's proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund's proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004). If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly.

                  2. As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser's written response to any (written or oral) client request for such records.

                  3. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

            C. Reporting. Aberdeen FL will initially inform clients of these Policies and Procedures and how a client may learn of the voting record for client's securities through disclosure of its full policies and procedures in Part II of its Form ADV. Aberdeen Jersey, Aberdeen AU and Aberdeen Singapore will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client's request for more information, Aberdeen FL, Aberdeen Jersey, Aberdeen AU and Aberdeen Singapore will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client's stated requirements, how the client's proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for the Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

            D. Review of Policies and Procedures. These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers.

      Effective Date: July 1, 2003

                                                                     ANNEXURE A1

      PA-FL

      Susan Connerney

      PA-UK

      Members of Trade Processing Department in Aberdeen, Scotland

--------------------------------------------------------------------------------
      Names:                        Titles:
--------------------------------------------------------------------------------
      Barry McAllister              Investment Administration Supervisor
--------------------------------------------------------------------------------
      David Walker                  Investment Administrator
--------------------------------------------------------------------------------

      PC-FL/UK

      Chief Investment Officer/Deputy CIO/Head of SRI/Compliance Officer***

--------------------------------------------------------------------------------
      Names:                        Titles:
--------------------------------------------------------------------------------
      Katherine Garrett-Cox         Chief Investment Officer
--------------------------------------------------------------------------------
      Andrew Preston                Head of Socially Responsible Investing (SRI)
--------------------------------------------------------------------------------
      Janet Murdoch                 Compliance Officer
--------------------------------------------------------------------------------

      ***From time to time one or more members of the committee may be represented by an authorized representative of their respective Department.

                                                                     ANNEXURE A2

      PA-Jersey

      Members of Trade Processing Department in Channel Islands, Jersey

--------------------------------------------------------------------------------
      Names:                        Titles:
--------------------------------------------------------------------------------
      Linda Baker
--------------------------------------------------------------------------------
      Heather Richard
--------------------------------------------------------------------------------
      Theresa Allo
--------------------------------------------------------------------------------

      PC-AU

      Portfolio Managers/Research Analysts in Sydney, Australia

--------------------------------------------------------------------------------
      Names:                        Titles:
--------------------------------------------------------------------------------
      Steve Robinson                Equities Fund Manager
--------------------------------------------------------------------------------
      Munib Madni                   Equities Fund Manager
--------------------------------------------------------------------------------
      James Blair                   Fixed Income Fund Manager
--------------------------------------------------------------------------------
      Alison Briggs                 Fixed Income Fund Manager
--------------------------------------------------------------------------------
      Chris Beard                   Compliance Officer
--------------------------------------------------------------------------------

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

      Not applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

      ---------------------------------------------------------------------------------------------------------------
      Period                      (a)            (b)            (c)                         (d)
                                  Total Number   Average Price  Total Number of Shares      Maximum Number of Shares
                                  of Shares      Paid per Share Purchased as Part of        That May Yet Be Purchased
                                  Purchased                     Publicly Announced Plans    Under the Plans or
                                                                or Programs (1)             Programs (1)
      ---------------------------------------------------------------------------------------------------------------
      November 1, through,               0              0                    0                        926,866
      November 30, 2003
      ---------------------------------------------------------------------------------------------------------------
      December 1 through                 0              0                    0                        927,098
      December 31, 2003
      ---------------------------------------------------------------------------------------------------------------
      January 1
      through                            0              0                    0                        927,303
      January 31, 2004
      ---------------------------------------------------------------------------------------------------------------
      February 1
      through                            0              0                    0                        927,508
      February 29, 2004
      ---------------------------------------------------------------------------------------------------------------
      March 1
      through                            0              0                    0                        927,303
      March 31, 2004
      ---------------------------------------------------------------------------------------------------------------
      April 1
      through                            0              0                    0                        927,716
      April 30, 2004
      ---------------------------------------------------------------------------------------------------------------
      May 1                              0              0                    0                        927,944
      through
      May 31, 2004
      ---------------------------------------------------------------------------------------------------------------
      June 1
      through                            0              0                    0                        927,944
      June 30, 2004
      ---------------------------------------------------------------------------------------------------------------
      July 1
      through                            0              0                    0                        927,944
      July 31, 2004
      ---------------------------------------------------------------------------------------------------------------
      August 1
      through                            0              0                    0                        927,944
      August 31, 2004
      ---------------------------------------------------------------------------------------------------------------
      September 1
      through                            0              0                    0                        927,944
      September 30, 2004
      ---------------------------------------------------------------------------------------------------------------
      October 1
      through                            0              0                    0                        927,944
      October 31, 2004
      ---------------------------------------------------------------------------------------------------------------
                 Total                   0              0                    0                             --
      ---------------------------------------------------------------------------------------------------------------

      (1) The Fund's stock repurchase program was announced on March 19, 2001 and allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 10%.

Item 10 - Submission of Matters to a Vote of Security Holders

      On September 13, 2004, the Fund's Board of Directors adopted policies by which shareholders may recommend nominees to the Fund's Board. These policies are set forth in their entirety below:

                        Aberdeen Global Income Fund, Inc.

    Policies for Consideration of Board Member Candidates submitted by Fund
                                  Stockholders

                       (Adopted as of September 13, 2004)

      Pursuant to the Charter of the Nominating and Corporate Governance Committee (the "Committee") of Aberdeen Global Income Fund, Inc. (the "Fund"), the Committee is charged with evaluating the qualifications of candidates to serve on the Fund's Board of Directors ("Board") and with making nominations for members of the Board. These Policies shall apply to the Committee's consideration of Board member candidates submitted by Fund stockholders.

      Nominations from Stockholders

      While the Committee is solely responsible for evaluating and nominating candidates to serve on the Board, the Committee may consider nominations from stockholders of the Fund. Holders of the Fund's common stock may submit for the Committee's consideration recommendations regarding potential candidates for service as directors to represent the holders of such common stock, and holders of the Fund's preferred stock may submit for the Committee's consideration recommendations regarding potential candidates for service as preferred directors. Each eligible stockholder or stockholder group may submit no more than one candidate each calendar year.

      In order for the Committee to consider stockholder submissions, the following requirements must be satisfied regarding the candidate:

      (a) The candidate must satisfy all qualifications provided herein, in the Fund's organizational documents and in the Fund's Nominating and Corporate Governance Committee Charter.

      (b) If the nominating stockholder or any member of the nominating stockholder group is a natural person, the candidate may not be the nominating stockholder, a member of the nominating stockholder group, or a member of the immediate family of the nominating stockholder or any member of the nominating stockholder group.(11)

      (c) If the nominating stockholder or any member of the nominating stockholder group is an entity, neither the candidate nor any member of the candidate's immediate family may have been employed during the calendar year of the submission nor the immediately preceding calendar year, by the nominating stockholder or any member of a nominating stockholder group.

      (d) Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the calendar year of the submission or during the immediately preceding calendar year, any consulting, advisory, or other compensatory fee from the nominating stockholder or any member of a nominating stockholder group or any affiliate of any such stockholder or any such member.

----------

(11) The terms "immediate family member" and "control" shall be interpreted in accordance with the federal securities laws.

      (e) The candidate may not be an executive officer or director (or person performing similar functions) of the nominating stockholder or any member of the nominating stockholder group, or of an affiliate of such stockholder or any such member.

      (f) The candidate may not control the nominating stockholder or any member of the nominating stockholder group (or, in the case of a stockholder or member that is a fund, an interested person of such stockholder or member as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended).

      (g) A stockholder or stockholder group may not submit for consideration a candidate who has previously been considered by the Committee.

      In order for the Committee to consider stockholder submissions, the following requirements must be satisfied regarding the stockholder or stockholder group submitting the candidate:

      (a) The Committee only will consider stockholder submissions that are received during the period from August 1 through September 30 of the year prior to the meeting of stockholders at which the director is to be elected ("Stockholders' Meeting").

      (b) Any stockholder or stockholder group submitting a proposed candidate must beneficially own, either individually or in the aggregate, more than 5% of the Fund's shares of common stock or preferred stock, as the case may be. The shares used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the submission of the candidate. In addition, such securities must continue to be held through the date of the Stockholders' Meeting. The nominating stockholder or stockholder group must also bear the economic risk of the investment.

      (c) The nominating stockholder or each member of the nominating stockholder group must meet the requirements set out in Rule 13d-1(b) or (c) of the Securities Exchange Act of 1934 to file on
            Schedule 13G. The nominating stockholder or the nominating stockholder group must have reported its beneficial ownership on
            Schedule 13G or Schedule 13D, before or on the date of the stockholder submission.

      A stockholder or stockholder group submitting a proposed candidate to the Committee must substantiate compliance with the above requirements at the time of such submission. Any submission must be directed to the attention of the Fund's Secretary, who will forward such submission to the Committee. This submission must include:

      (a) Contact information for the nominating stockholder or stockholder group;

      (b) A copy of the Schedule 13G or Schedule 13D filed with the Securities and Exchange Commission by the nominating stockholder or the nominating stockholder group;

      (c) A certification from the nominating stockholder or stockholder group providing that the shares have been held continuously for at least two years as of the date of the submission of the candidate, and will continue to be held through the date of the Stockholders' Meeting;

      (d) The candidate's contact information and the number of applicable Fund shares owned by the candidate;

      (e) All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended;

      (f) A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and consent to be named in the Fund's proxy statement and form of proxy, if so designated by the Fund's Board, and to serve as a director if so elected;

      (g) A representation that, to the knowledge of the nominating stockholder or stockholder group, the nominee's candidacy or, if elected, board membership, would not violate controlling state law or federal law or rules of a national securities exchange or national securities association applicable to the Fund; and

      (h) A statement as to whether or not, during the past ten years, the nominating stockholder or any member of the nominating stockholder group, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and, if so, the dates, the nature of the conviction, the name or other disposition of the case; and whether the individual has been involved in any other legal proceedings during the last five years, as specified in Item 401(f) of Regulation S-K. When the nominating stockholder or any member of the nominating stockholder group is a general or limited partnership, syndicate or other group, the foregoing information must be provided with respect to (i) each partner of the general partnership; (ii) each partner who is, or functions as, a general partner of the limited partnership; (iii) each member of the syndicate or group; and (iv) each person controlling the partner or member. If the nominating stockholder or any member of the nominating stockholder group is a corporation or if a person referred to in (i)-(iv) of the preceding sentence is a corporation, the foregoing information must be provided with respect to (a) each executive officer and director of the corporation; (b) each person controlling the corporation; and (c) each executive officer and director of any corporation or other person ultimately in control of the corporation.

      It shall be in the Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Item 11 - Controls and Procedures

      (a) It is the conclusion of the Registrant's principal executive officer and principal financial officer that the effectiveness of the Registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

      (b) There have been no changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Exhibits

      (a)(1) Code of Ethics pursuant to Item 2(f) of this Form N-CSR

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed as Exhibit 99.CERT

      (b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed as Exhibit 99.906CERT

      SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Aberdeen Global Income Fund, Inc.


      By: /s/ Martin Gilbert
          ---------------------------------
          Martin Gilbert,
          President of
          Aberdeen Global Income Fund, Inc.

      Date: December 24, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By: /s/ Martin Gilbert
          ---------------------------------
          Martin Gilbert,
          President of
          Aberdeen Global Income Fund, Inc.

      Date: December 24, 2004


      By: /s/ Christian Pittard
          ---------------------------------
          Christian Pittard,
          Treasurer of
          Aberdeen Global Income Fund, Inc.

      Date: December 24, 2004